                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08846

                            First Focus Funds, Inc.
               (Exact name of registrant as specified in charter)

             First National Bank 1620 Dodge Street Omaha, NE 68197
               (Address of principal executive offices) (Zip code)

            BISYS Funds Services 3435 Stelzer Rd. Columbus, OH 43219
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (614) 470-8000

Date of fiscal year end: March 31, 2006

Date of reporting period: March 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

(FIRST FOCUS FUNDS LOGO)

                                FIRST FOCUS FUNDS
                                  Annual Report
                                 March 31, 2006

SHORT-INTERMEDIATE BOND FUND
INCOME FUND
NEBRASKA TAX-FREE FUND
BALANCED FUND
CORE EQUITY FUND
GROWTH OPPORTUNITIES FUND
SMALL COMPANY FUND
INTERNATIONAL EQUITY FUND

                           Value. Stability. Service.

Notice to investors
Shares of First Focus Funds are:

        - ARE NOT FDIC INSURED - MAY LOSE VALUE - HAVE NO BANK GUARANTEE

First Focus Funds are distributed by BISYS Funds Services, which is not affiliated with First National Bank or any of its affiliates:

ANNUAL REPORT 2006
FIRST FOCUS FUNDS(SM)                                   (FIRST FOCUS FUNDS LOGO)

TABLE OF CONTENTS

Shareholder Letter ........................................................    1
Management Discussion and Analysis ........................................    2
Schedules of Portfolio Investments ........................................   18
Statements of Assets and Liabilities ......................................   34
Statements of Operations ..................................................   36
Statements of Changes in Net Assets .......................................   38
Financial Highlights ......................................................   42
Notes to Financial Statements .............................................   44
Report of Independent Registered Public Accounting Firm ...................   49
Additional Fund Information ...............................................   50
Directors and Officers ....................................................   52

ANNUAL REPORT 2006
FIRST FOCUS FUNDS(SM)                                   (FIRST FOCUS FUNDS LOGO)

MARCH 31, 2006

DEAR SHAREHOLDER,

HAIL TO THE NEW CHIEF (FED)!

Alan Greenspan's legacy will certainly be defined by his passion for controlling inflation, a mission that his predecessor, Paul Volker, began in the early 1980's. According to US NEWS.com, since Greenspan became chairman in 1987, inflation averaged 3% compared to 6.5% during the previous 18 years.

Not so obvious, his critics lament, was his management of domestic equity and fixed income markets. Many feel that he did not move aggressively enough in the late 1990's to quash what turned out to be a significant stock market bubble led by hyper-frenzied speculation in technology and internet stocks. Conversely, some feel that in the aftermath of the bubble in the late 90's, Greenspan helped to create another bubble, this one in the housing market, by lowering the Fed Funds rate to 1%.

The new Fed Chief, Ben Bernanke, certainly comes well credentialed. He was a professor of economics and public affairs at Princeton from 1985 to 2002, chairing the economics department from 1996 - 2002. He also served as a member of the board of governors for the Federal Reserve and as chairman of the Council of Economic Advisors.

In his first meeting in March as Chief, Bernanke's Fed raised the fed funds rate target by 25 basis points (0.25%) to 4.75%. Although some minor moderation of language from the previous meeting could be detected, there was certainly no clear indication that the Fed was done raising rates. The market has priced in with almost 100% certainty that the Fed will raise rates another 25 basis points (0.25%) to 5% at the next meeting in May.

It is too early to tell if Bernanke's tenure at the Fed will be any different than Mr. Greenspan's. Early indications point towards more of the same: hyper-vigilance over inflation, with out much concern for policy effects on markets. But it's much too early to say with certainty. Stay tuned!


/s/ Stephen Frantz
----------------------------------------
Stephen Frantz
Chief Investment Officer
sfrantz@fnni.com

Comments are provided as a general market overview and should not be considered investment advice or predictive of any future market performance.

ANNUAL REPORT 2006
FIRST FOCUS FUNDS(SM)                                   (FIRST FOCUS FUNDS LOGO)

FIRST FOCUS SHORT-INTERMEDIATE BOND FUND

INVESTMENT CONCERNS

Short- or intermediate-term investment grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

MANAGER COMMENTARY

The First Focus Short-Intermediate Bond Fund invests at least 80% of its total assets in investment grade fixed income securities. We expect to maintain a weighted average maturity between two and five years in the portfolio.

As of March 31, 2006, the portfolio's composition was 19.3% U.S. Treasury securities, 37.7% U.S. Government agency securities, 41.9% corporate bonds, and 1.1% cash equivalents. The overall weighted average credit quality of the portfolio was Aa1 (as rated by Moody's), while the weighted average maturity was
2.42 years.(1)

Over the past year, the financial markets have watched as the Federal Reserve (the "Fed") raised its overnight borrowing rate by two percent, from 2.75% to 4.75%. Accompanying this rise in short rates has been a rise, although to a lesser degree, in longer term rates. While the Fed has been systematic and uniform in their efforts, the bond market has experienced some volatility in the last twelve months while arriving at the current rate environment.

In the second quarter of 2005, surprisingly weak economic data led investors to believe that the interest rate hikes by the Fed would be short lived. When combined with a strong appetite for U.S. Treasuries by foreign investors, this drove demand higher, and thus yields lower, in longer term bonds. The defensive posture taken by the Fund throughout the past year hampered relative performance during this time. However, over the ensuing three quarters stronger data followed and investors began adopting their expectations for further rate hikes. Strength in employment numbers, the continued rise in oil prices, and the unrelenting ability of consumers to spend combined to produce heightened inflation expectations. This led to a reversal in the direction of rates and a subsequent improvement of the Fund's relative performance.

For the 12 month period ended March 31, 2006, the Short-Intermediate Bond Fund returned 1.95% trailing its benchmark, the Lehman Brothers U.S. Government/Credit 1-5 Year Index, which returned 2.23%. The slight underperformance of 28 basis points (0.28%) was due primarily to Fund management fees. Government agencies were the best performers over the past year, even though the Fund underperformed its index overall performance benefited from a significant over-weight in this sector. The Fund also benefited from being under exposed in riskier credits, which were the poorest performers.(1)

We now believe that the Fed is nearing the end of their tightening cycle and have moved to a neutral position versus the index with regards to the Fund's price sensitivity to changes in interest rates. As the year progresses, we believe that opportunity to add value within the context of a reversal of Fed policy direction may present itself, leading the Fund to a more bullish posture.(1)

(1)  DISCLOSURES

Portfolio composition is as of March 31, 2006 and is subject to change.

ANNUAL REPORT 2006
FIRST FOCUS FUNDS(SM)                                   (FIRST FOCUS FUNDS LOGO)

FIRST FOCUS SHORT-INTERMEDIATE BOND FUND

RETURN OF A $10,000 INVESTMENT AS OF MARCH 31, 2006

                               (PERFORMANCE GRAPH)

Short Intermediate

3/96    10000   10000   10000
        10045   10086   10063
        10192   10260   10241
12/96   10427   10476   10492
        10400   10511   10480
        10664   10775   10789
        10916   11021   11081
12/97   11125   11223   11318
        11269   11392   11494
        11459   11583   11711
        12013   12015   12237
12/98   11987   12079   12273
        11900   12127   12250
        11773   12152   12201
        11842   12288   12313
12/99   11819   12332   12320
        11985   12491   12505
        12125   12705   12717
        12417   13037   13083
12/00   12858   13431   13567
        13244   13859   14026
        13319   14010   14121
        13927   14586   14770
12/01   13467   14643   14782
        13411   14636   14750
        13932   15089   15274
        14518   15609   15966
12/02   14693   15832   16236
        14869   16016   16481
        15205   16295   16930
        15188   16345   16926
12/03   15171   16363   16936
        15500   16648   17355
        15111   16358   16917
        15429   16640   17375
12/04   15453   16665   17451
        15355   16557   17299
        15586   16834   17729
        15557   16808   17636
12/05   15632   16905   17727
3/06    15658   16927   17659

PORTFOLIO COMPOSITION AS OF MARCH 31, 2006

% BASED ON FAIR VALUE (PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE)

Excluding Pool of Investments Held as Collateral for Loaned Securities

                                   (PIE CHART)

Cash Equivalents    1.1%
Agencies           37.7%
Corporate Bonds    41.9%
U.S. Treasuries    19.3%

TOTAL RETURN AS OF MARCH 31, 2006

                                             ANNUALIZED*
                                      -------------------------
                                      1 YEAR   5 YEAR   10 YEAR
                                      ------   ------   -------
First Focus Short-
   Intermediate Bond Fund              1.95%    3.40%    4.58%
Lehman Brothers U.S.
   Government/Credit 1-5 Year Index    2.23%    4.08%    5.40%
Lehman Brothers Intermediate
   Government/Credit Bond Index        2.08%    4.71%    5.85%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW. FIRSTFOCUSFUNDS.COM.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

     This chart assumes an initial investment of $10,000 made on March 31, 1996. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

     The Fund has changed its standardized benchmark from the Lehman Brothers Intermediate Government/Credit Bond Index to the Lehman Brothers U.S. Government/Credit (1-5 Year) Index to provide a more appropriate market comparison for the Fund's performance.

     The Lehman Brothers U.S. Government/Credit 1-5 year Index measures the performance of U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities.

     The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years.

     The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in the underlying securities.

ANNUAL REPORT 2006
FIRST FOCUS FUNDS(SM)                                   (FIRST FOCUS FUNDS LOGO)

FIRST FOCUS INCOME FUND

INVESTMENT CONCERNS

The value of the Fund's shares depends on the value of the securities it owns. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.
Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

MANAGER COMMENTARY

The First Focus Income Fund invests at least 65% of its total assets in investment grade fixed income securities. We expect to maintain a weighted average maturity of four years or more in the portfolio.

As of March 31, 2006, the portfolio's composition was 17.2% U.S. Treasury securities, 27.1% U.S. Government agency securities, 29.1% corporate bonds, 25.0% mortgage-backed securities, 1.3% Foreign Bonds and 0.3% cash equivalents. The overall weighted average credit quality of the portfolio was Aa1, while the weighted average maturity was 6.65 years.(1)

Over the past year, the financial markets have watched as the Federal Reserve (the "Fed") raised its overnight borrowing rate by two percent, from 2.75% to 4.75%. Accompanying this rise in short rates has been a rise, although to a lesser degree, in longer term rates. While the Fed has been systematic and uniform in their efforts, the bond market has experienced some volatility in the last twelve months while arriving at the current rate environment.

In the second quarter of 2005, surprisingly weak economic data led investors to believe that the interest rate hikes by the Fed would be short lived. When combined with a strong appetite for U.S. Treasuries by foreign investors, this drove demand higher, and thus yields lower, in longer term bonds. The defensive posture taken by the Fund throughout the past year hampered relative performance during this time. However, over the ensuing three quarters, stronger data followed and investors began adopting their expectations for further rate hikes. Strength in employment numbers, the continued rise in oil prices, and the unrelenting ability of consumers to spend combined to produce heightened inflation expectations. This led to a reversal in the direction of rates and a subsequent improvement of the Fund's relative performance.

For the 12 month period ended March 31, 2006, the Income Fund returned 1.38% trailing its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, which returned 2.26%. The slight underperformance of 88 basis points (0.88%) was due primarily to Fund management fees. Mortgage-backed securities and government agencies were the best performing bond market sectors over the past year, although the Fund underperformed its benchmark it benefited from modest over-weights in these sectors. The Fund also benefited from being under exposed in riskier credits, which were the poorest performers.(1)

We now believe that the Fed is nearing the end of their tightening cycle and have moved to a neutral position versus the index with regards to the Fund's price sensitivity to change in interest rates. As the year progresses, we believe that opportunity to add value within the context of a reversal of Fed policy direction may present itself, leading the Fund to a more bullish posture.(1)

(1)  DISCLOSURES

Portfolio composition is as of March 31, 2006 and is subject to change.

ANNUAL REPORT 2006
FIRST FOCUS FUNDS(SM)                                   (FIRST FOCUS FUNDS LOGO)

FIRST FOCUS INCOME FUND

RETURN OF A $10,000 INVESTMENT AS OF MARCH 31, 2006

                              (PERFORMANCE GRAPH)

Income Fund

3/96    10000   10000
        10004   10057
        10149   10243
12/96   10443   10550
        10330   10491
        10685   10876
        11065   11238
12/97   11378   11569
        11533   11749
        11800   12023
        12439   12531
12/98   12378   12574
        12217   12511
        11868   12401
        11888   12486
12/99   11787   12470
        11993   12745
        12110   12967
        12444   13358
12/00   12985   13920
        13266   14343
        13282   14423
        13930   15089
12/01   13900   15096
        13883   15110
        14462   15668
        15076   16386
12/02   15201   16644
        15381   16875
        15676   17297
        15660   17272
12/03   15655   17327
        16034   17787
        15587   17353
        16040   17907
1/04    16159   18078
        16055   17992
        16435   18533
        16301   18408
12/05   16391   18517
3/06    16280   18398

PORTFOLIO COMPOSITION AS OF MARCH 31, 2006
% BASED ON FAIR VALUE (PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE)

Excluding Pool of Investments Held as Collateral for Loaned Securities

                                  (PIE CHART)

Cash Equivalents    0.3%
Agencies           27.1%
Mortgage-Backed    25.0%
U.S. Treasuries    17.2%
Corporate Bonds    29.1%
Foreign Bonds       1.3%

TOTAL RETURN AS OF MARCH 31, 2006

                              ANNUALIZED*
                       -------------------------
                       1 YEAR   5 YEAR   10 YEAR
                       ------   ------   -------
First Focus
Income Fund             1.38%    4.17%     4.99%
Lehman Brothers U.S.
Aggregate Bond Index    2.26%    5.11%     6.29%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW. FIRSTFOCUSFUNDS.COM.

(*) For periods prior to March 9, 2001, when the Fund began operating, the performance quoted reflects performance of the managed collective investment fund, adjusted to reflect the Fund's fees and expenses. The collective investment fund was not a registered mutual fund and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

     This chart assumes an initial investment of $10,000 made on March 31, 1996. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

     The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged market value-weighted index that tracks the daily price, coupon, paydowns and total return performance of fixed-rate, publicly placed, dollar denominated and nonconvertible, investment-grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity. The index was introduced in 1972 and it combines the Lehman U.S. Government/Credit Bond Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in the underlying securities.

ANNUAL REPORT 2006
FIRST FOCUS FUNDS(SM)                                   (FIRST FOCUS FUNDS LOGO)

FIRST FOCUS NEBRASKA TAX-FREE FUND

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Because the Fund is non-diversified and invests primarily in Nebraska municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of Nebraska municipal securities.

Certain shareholders may be subject to the Alternative Minimum Tax (AMT). Federal income tax rules will apply to any capital gains distributions. Non-residents are subject to state taxation.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

MANAGER COMMENTARY

The First Focus Nebraska Tax-Free Fund invests at least 80% of its total assets in investment grade municipal securities which generate income exempt from both Federal and Nebraska state income taxes. We expect to maintain a weighted average maturity between three and fifteen years in the portfolio.

As of March 31, 2006, the portfolio was 99.7% invested in Nebraska municipal securities. The overall weighted average credit quality of the portfolio was A+, while the weighted average maturity was just over 5 years.

Over the past year, the financial markets have watched as the Federal Reserve raised its overnight borrowing rate by two percent, from 2.75% to 4.75%. Accompanying this rise in short rates has been a rise, although to a lesser degree, in longer term rates. While the Fed has been systematic and uniform in their efforts, the bond market has experienced some volatility in the last twelve months while arriving at the current rate environment.

In the second quarter of 2005, surprisingly weak economic data led investors to believe that the interest rate hikes by the Federal Reserve would be short lived. When combined with a strong appetite for U.S. Treasuries by foreign investors, this drove demand higher, and thus yields lower, in longer term bonds. However, over the ensuing three quarters, stronger data followed and investors began adapting their expectations for further rate hikes. Strength in employment numbers, the continued rise in oil prices, and the unrelenting ability of consumers to spend combined to produce heightened inflation expectations. This led to a reversal in the direction of rates.

The Nebraska economy performed similarly to the national market over the trailing 12 months, with low rates of unemployment and improving business conditions. Municipal finances remained strong due to robust housing markets and growing tax revenues. General market tax-exempt interest rates followed Treasury rates higher, but to a lesser degree. As a result, municipal rates as a percent of Treasuries fell during the year.

The Fund underperformed the Lehman 7-year Municipal Bond Index over the past year. The somewhat lower yield on Nebraska bonds compared to national issues detracted from our relative performance. In addition, relative to the Lehman Municipal Bond Index, the Fund's shorter average maturity led to underperformance as general market tax-exempt yields rose considerably in the shorter maturities but were flat in the longer maturity sector. The Fund is generally not invested in the longest end of the yield curve, and as such did not perform as well as the broad municipal index.

We believe that the Federal Reserve is nearing the end of their tightening cycle and will look to increase the average maturity of the Fund over the course of the year. In addition, the tax-exempt yield curve remains steeper than the Treasury curve, which should benefit performance as we extend our maturities.

(1)  DISCLOSURES

Portfolio composition is as of March 31, 2006 and is subject to change.

ANNUAL REPORT 2006
FIRST FOCUS FUNDS(SM)                                   (FIRST FOCUS FUNDS LOGO)

FIRST FOCUS NEBRASKA TAX-FREE FUND

RETURN OF A $10,000 INVESTMENT AS OF MARCH 31, 2006

                              (PERFORMANCE GRAPH)

Nebraska line graph

3/96    10000   10000
        10009   10076
        10162   10307
12/96   10345   10570
        10350   10545
        10582   10908
        10798   11237
12/97   10960   11542
        11048   11675
        11169   11852
        11443   12216
12/98   11513   12290
        11134   12398
        11299   12180
        11342   12131
12/99   11331   12037
        11493   12389
        11622   12576
        11833   12880
12/00   12205   13443
        12568   13742
        12623   13831
        12944   14219
12/01   12806   14132
        12919   14266
        13392   14787
        13973   15490
12/02   13936   15490
        14086   15676
        14419   16080
        14424   16093
12/03   14525   16313
        14693   16595
        14388   16202
        14817   16833
12/04   14909   17043
        14822   17037
        15129   17537
        15044   17515
12/05   15107   17642
3/06    15081   17686

PORTFOLIO COMPOSITION AS OF MARCH 31, 2006
% BASED ON FAIR VALUE (PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE)

                                  (PIE CHART)

Cash Equivalents    0.3%
Municipal Bond     99.7%

TOTAL RETURN AS OF MARCH 31, 2006

                              ANNUALIZED*
                       -------------------------
                       1 YEAR   5 YEAR   10 YEAR
                       ------   ------   -------
First Focus Nebraska
Tax-Free Fund           1.72%    3.71%     4.19%
Lehman Brothers
Municipal Bond Index    3.81%    5.18%     5.87%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW. FIRSTFOCUSFUNDS.COM.

(*) For periods prior to March 9, 2001, when the Fund became a mutual fund, the performance quoted reflects performance of the adviser's similarly managed collective investment fund, adjusted to reflect the Fund's fees and expenses. The collective investment fund was not a registered mutual fund and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

     This chart assumes an initial investment of $10,000 made on March 31, 1996. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

     The Lehman Brothers Municipal Bond Index is an unmanaged broad-based total return index comprised of 8,000 investment grade, fixed rate, tax-exempt securities, with a remaining maturity of at least one year, including state and local general obligation, revenue, insured and pre-refunded bonds. Securities are selected from issues larger than $50 million dated since January 1984. The index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in the underlying securities.

ANNUAL REPORT 2006
FIRST FOCUS FUNDS(SM)                                   (FIRST FOCUS FUNDS LOGO)

FIRST FOCUS BALANCED FUND

INVESTMENT CONCERNS

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential. This Fund generally would be considered to have more risk and return potential than the First Focus Income Fund and less risk and return potential than the First Focus Core Equity Fund.

MANAGER COMMENTARY

Economic Growth during the past year provided solid fundamental support for a third year of positive returns in the U.S. stock markets. Bonds had a much more challenging year as the Federal Reserve continued their policy of raising short term interest rates. While U.S. corporate profits rose by 10% to 15% in 2005, share prices had more modest gains, improving valuation levels.

For the fiscal year ended March 31, 2006 the First Focus Balanced Fund had a 13.96% total return, a good result compared to other funds that invest in both stocks and bonds. The Lipper Balanced Funds Average(1) posted a return of 9.48% for the period.

In the current environment, the Fund managers continue to believe that stocks have better opportunities for positive risk adjusted returns than bonds and have kept the allocation to stocks at the top end of the allowed range, while bonds have been kept at the minimum allowed allocation. Within the bond portion of the Fund the managers reduced the allocation to corporate bonds and placed the proceeds in U.S. Treasury and Federal Agency Notes and Bonds with shorter maturities. In our opinion, the incremental spread in corporate bonds is inadequate to compensate for the additional credit risk. As a result of the upward shift and flattening of the yield curve, we believe shorter maturities provide much better returns relative to the level of interest rate risk taken, and have therefore kept maturities short. For the fiscal year ended March 31, 2006, the Fund's bond portfolio had a duration of 3.3 years.(1)

Within the stock portion of the Fund, the emphasis continues to be on economically sensitive stocks. The Fund managers believe the current economic expansion will slow, but may be sustained at a reasonable level for the foreseeable future. Healthy economic activity and good corporate profits combined with the likelihood of rising interest rates has kept the Fund managers focused on reducing risks wherever possible, while positioning the Fund to participate if the stock market should continue rising with the economy.(1)

The equity segment of the Fund is managed with a focus on fundamental factors like sales and earnings that can support the current valuation of a company's stock, with the expectation these fundamental underpinnings could reduce somewhat the Fund's exposure to the sharp setbacks that could occur when stocks with more extended valuations fall in a general market decline.(1)

The price of crude oil, natural gas, coal and other energy products were sustained at high levels during the past twelve months, so energy and energy-related companies continued to perform particularly well. While the Fund's total energy related holdings were less than our equity benchmark, the S&P 500 Index, the group did add to performance this year. Valero Energy was particularly strong through the year. Other industrial/cyclical companies that did particularly well included Nucor Corp and Norfolk Southern. Technology stocks also did well with Citrix Systems, Marvell Technologies, Cerner Corp. and Cognizant Technology Solutions each delivering exceptional performance. Certain retail stocks held by the Fund did well, with Best Buy, Joseph A. Bank Clothiers and Starbucks all rising more than the market. Homebuilding stocks Toll Brothers and Hovnanian Enterprises started the fiscal year out strongly, but faded quickly as interest rates rose, and home sales slowed. Symantec, Constellation Brands and Biomet each subtracted from performance of the Fund during the year.(1)

We plan to continue to focus on those companies with strong growth potential selling at reasonable valuations. We will attempt to position the First Focus Balanced Fund to participate in the long-term increase in intrinsic value of these growing companies.(1)


/s/ Tiffani Boskovich
----------------------------------------
Tiffani Boskovich


/s/ David Jordan
----------------------------------------
David Jordan

(1)  DISCLOSURES

Portfolio composition is as of March 31, 2006 and is subject to change.

THE LIPPER BALANCED FUNDS AVERAGE is comprised of mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/ bond ratio ranges around 60%/40%.

ANNUAL REPORT 2006
FIRST FOCUS FUNDS(SM)                                   (FIRST FOCUS FUNDS LOGO)

FIRST FOCUS BALANCED FUND

RETURN OF A $10,000 INVESTMENT AS OF MARCH 31, 2006

                               (PERFORMANCE GRAPH)

Balanced line graph

8/6/96   10000   10000   10000   10000
         10105   10153   10785   10994
12/96    10577   10463   11684   11637
         10615   10373   11998   11542
         11596   10750   14090   13107
         12137   11127   15146   14848
12/97    12159   11484   15580   15012
         12984   11658   17752   16635
         12987   11963   18341   16384
         12480   12556   16521   13955
12/98    13094   12572   20036   16528
         12505   12422   21034   16451
         13485   12286   22514   18236
         12461   12352   21112   16669
12/99    12146   12302   24250   19541
         11741   12633   24806   21512
         11664   12816   24147   20541
         11981   13184   23913   21940
12/00    12824   13760   22043   21153
         12692   14200   19431   18933
         12881   14243   20568   20738
         12344   14921   17550   17034
12/01    13085   14930   19425   19964
         13213   14859   19479   20811
         12582   15417   16871   18824
         11614   16296   13958   15504
12/02    12286   16577   15134   16733
         12131   16850   14657   16337
         13533   17444   16912   19320
         13990   17356   17360   20563
12/03    15207   17351   19472   23435
         15746   17886   19802   24641
         15928   17319   20142   24998
         15805   17935   19766   24788
12/04    17490   18079   21590   28174
         16979   17957   21126   28102
         17414   18576   21415   29277
         17973   18397   22187   31010
12/05    18355   18507   22649   31738
3/06     19349   18320   23602   34155

PORTFOLIO COMPOSITION AS OF MARCH 31, 2006
% BASED ON FAIR VALUE (PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE)

Excluding Cash Equivalents and Pool of Investments Held as Collateral for Loaned Securities

                                   (PIE CHART)

Energy                       3.0%
Materials                    7.2%
Industrials                 18.2%
Consumer Discretionary      15.4%
Consumer Staples             4.6%
Health Care                  9.5%
Financials                   6.8%
Information Technology      13.3%
U.S. Treasury Notes         16.0%
Corporate Bonds              0.7%
U.S. Federal Agency Notes    5.3%

TOTAL RETURN AS OF MARCH 31, 2006

                                          ANNUALIZED*
                                  ---------------------------
                                                      SINCE
                                  1 YEAR   5 YEAR   INCEPTION
                                  ------   ------   ---------
First Focus Balanced Fund         13.96%    8.80%      7.08%
Lehman Brothers U.S.
   Government/Credit Bond Index    2.02%    5.23%      6.46%
S&P 500 Index                     11.72%    3.97%      8.90%
Russell Midcap(R) Index           21.54%   12.52%     13.15%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW. FIRSTFOCUSFUNDS.COM.

(*)  Commencement date is August 6, 1996.

     Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

     This chart assumes an initial investment of $10,000 made on August 6, 1996. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

     The Lehman Brothers U.S. Government/Credit Bond Index includes all public obligations of the U.S. Treasury, excluding foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies).

     The S&P 500 Index is an unmanaged index of 500 selected common stocks most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

     The Russell Midcap(R) Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation.

     The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

ANNUAL REPORT 2006
FIRST FOCUS FUNDS(SM)                                   (FIRST FOCUS FUNDS LOGO)

FIRST FOCUS CORE EQUITY FUND

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

MANAGER COMMENTARY

For the year ended March 31, 2006, the First Focus Core Equity Fund returned 11.43% versus the gain of 11.72% generated by the S&P 500 Index and 13.31% experienced by the Russell 1000(R) Value Index. This marks the third year in a row of double digit gains for the Fund.

The Energy sector was again the best performing sector in the economy, driven by the continued appreciation in oil prices. The Fund began the year with an overweight exposure to the sector and enjoyed strong performance from two companies being acquired. Unocal Corp. was acquired by ChevronTexaco Corp. in August 2005, and Burlington Resources has agreed to be acquired by ConocoPhillips. We will own shares of COP following completion of the merger, expected to close in April 2006. Both companies were acquired for a combination of cash and stock at significant premiums to where they had been trading prior to the announcements. We elected to reinvest the cash proceeds in other sectors, capturing some of the gains and bringing us closer to a market weight in Energy.(1)

Positive results were also driven by our holdings in the Industrial and Technology sectors. Parker Hannifin, Emerson Electric, and Union Pacific returned 34%, 32%, and 36%, respectively, as the economy continued to expand with reasonable inflation. Hewlett Packard was a significant performer in the Fund as well, generating a return of 52%.(1)

Healthcare was a weak spot for the Fund. Part of the underperformance was from opportunities missed, specifically in the Providers & Services segment, which was up about 22% on average last year. Our holdings in Supply & Device companies Abbott Laboratories, Zimmer Holdings, and Medtronic traded lower year over year, detracting from returns.(1)

Our worst performer for the year was Gannett Company, which lost 23% over the period as concerns over advertising trends spooked investors. We continue to believe Gannett has one of the best management teams in the industry and is adept at investing capital and should be well positioned for a turn in the advertising cycle.(1)

For the year ended March 31, 2006, we held 52 companies in the Fund and remain diversified across the economic sectors.(1)

We initiated positions in several new companies: Southern Company, Fifth Third Bancorp, 3M Company, Dell Inc., TJX Companies, Cisco Systems, Molson Coors, and Texas Instruments. During the twelve month period, we purchased and subsequently sold a position in Boston Scientific after it won a bidding war with Johnson & Johnson (not held) to acquire Guidant Corp. Guidant was sold from the portfolio last year (prior to Boston Scientific getting involved) due to risks surrounding the pending merger with Johnson & Johnson coupled with recent product recalls.(1)

Southern is one of the largest electric generating companies in the U.S., operating primarily in the Southeastern region of the U.S. Fifth Third is a regional bank based in Cincinnati, OH principally offering commercial and retail banking and other financial services through its subsidiaries. 3M manufacturers a diverse portfolio of Healthcare, Industrial, Commercial, Consumer, and other products. Through its direct customer model, Dell is a market leader in computer systems, including enterprise and consumer PC's and notebooks, servers, software, and peripheral products. It also offers professional consulting and other services. TJX is the largest off-price retailer of apparel and home fashions in the U.S., primarily through its Marmaxx division which includes T.J. Maxx and Marshalls stores. Cisco is a leading supplier of networking and communications products looking to capitalize on secular trends toward network convergence. Molson Coors was formed in February 2005 through the merger of Coors and Molson. The combined company is third in U.S. market share and is looking to rationalize its cost structure. Texas Instruments designs and manufactures technology products, primarily semiconductors, which go into many of the products we use on a daily basis.(1)

In addition to the eliminations of Guidant and Boston Scientific, we have sold our positions in BellSouth, Sanmina-SCI Corp., DTE Energy, Becton Dickinson, and Office Depot. BellSouth was, in our opinion, the weakest of our Telecommunications companies fundamentally and was sold to reduce our exposure to the sector. Sanmina-SCI Corp. was sold at a loss reflecting the challenges the company has faced in an industry plagued with overcapacity since the technology-spending boom of the 1990's ended. DTE has about a third of its earnings coming from synfuel tax credits, raising its risk profile. Becton Dickinson was eliminated as the stock reached our estimate of full valuation given its growth prospects. Office Depot had more than doubled over a relatively short holding period (just over a year) based on its prospects of a turnaround, and the position was sold as its risk/reward profile became less favorable.(1)

As of March 31, 2006, 97.0% of the portfolio was invested in equities with the balance in cash equivalents. The portfolio is diversified across all economic sectors. As always, we continue to look for opportunities to improve the composition of the portfolio by identifying those companies with sound fundamentals, strong management, and shares trading at attractive valuations.(1)

(1)  DISCLOSURES

Portfolio composition is as of March 31, 2006 and is subject to change.

ANNUAL REPORT 2006
FIRST FOCUS FUNDS(SM)                                   (FIRST FOCUS FUNDS LOGO)

FIRST FOCUS CORE EQUITY FUND

RETURN OF A $10,000 INVESTMENT AS OF MARCH 31, 2006

                               (PERFORMANCE GRAPH)

Core Equity

3/96     10000   10000   10000
         10368   10448   10172
         10553   10771   10468
12/96    11257   11668   11512
         11506   11982   11807
         12920   14072   13548
         13650   15126   14897
12/97    13433   15560   15563
         14839   17729   17377
         14602   18317   17455
         13081   16499   15433
12/98    14486   20010   17995
         13490   21006   18253
         15580   22484   20311
         13602   21084   18322
12/99    13219   24219   19317
         12295   24773   19410
         12154   24115   18500
         12572   23881   19955
12/00    13814   22014   20672
         13256   19406   19462
         13699   20541   20412
         12717   17527   18177
12/01    13500   19400   19517
         14137   19453   20315
         12964   16849   18585
         10765   13939   15096
12/02    11462   15114   16487
         10936   14638   15685
         12193   16890   18395
         12331   17337   18775
12/03    13992   19447   21439
         14229   19776   22088
         14508   20116   22282
         14640   19740   22626
12/04    15915   21561   24975
         15794   21098   24996
         15936   21387   25415
         16374   22158   26402
12/05    16680   22619   26736
3/06     17599   23571   28323

PORTFOLIO COMPOSITION AS OF MARCH 31, 2006

% BASED ON FAIR VALUE (PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE)

Excluding Cash Equivalents and Pool of Investments Held as Collateral for Loaned Securities

                                   (PIE CHART)

Utilities                 2.0%
Material                  4.2%
Consumer Discretionary   12.0%
Consumer Staples          9.1%
Health Care               9.4%
Energy                   11.0%
Financials               17.6%
Industrial               14.1%
Cash Equivalents          3.0%
Information Technology   14.9%
Telecommunication         2.7%

TOTAL RETURN AS OF MARCH 31, 2006

                                      ANNUALIZED*
                               -------------------------
                               1 YEAR   5 YEAR   10 YEAR
                               ------   ------   -------
First Focus Core Equity Fund   11.43%    5.83%     5.82%
S&P 500 Index                  11.72%    3.97%     8.95%
Russell 1000(R) Value Index    13.31%    7.79%    10.97%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW. FIRSTFOCUSFUNDS.COM.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

     This chart assumes an initial investment of $10,000 made on March 31, 1996. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

     The Russell 1000(R) Value Index is an index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

     The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

     The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

ANNUAL REPORT 2006
FIRST FOCUS FUNDS(SM)                                   (FIRST FOCUS FUNDS LOGO)

FIRST FOCUS GROWTH OPPORTUNITIES FUND

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

MANAGER COMMENTARY

The First Focus Growth Opportunities Fund had another good year, returning 20.03% for the fiscal year ended March 31, 2006. The Russell Midcap(R) Growth Index returned 22.68% for the period, while the S&P 500 Index generated an 11.72% total return.

After successfully preserving shareholder value during the very difficult market environment from March of 2000 to March of 2003, the Fund had a 3-year total return of 23.63%.

Healthy economic growth during the past twelve months provided solid fundamental support for a third year of positive returns. U.S. Corporate profits advanced at a strong clip, and while stock prices had a very good year in 2005, share prices did not advance as much as earnings for a third straight year, resulting in improved valuations in the U.S. equity markets.

We believe the current economic expansion will slow, but will be sustained at a reasonable level for the foreseeable future. Therefore, the Fund continues to emphasize economically sensitive companies. Healthy economic activity and good corporate profits combined with the likelihood of rising interest rates has kept the Fund managers focused on reducing risks wherever possible, while positioning the Fund to participate if the stock market should continue rising with the economy.(1)

The Fund is managed with a focus on fundamental factors like sales and earnings that can support the current valuation of a company's stock. The expectation is that these fundamental underpinnings could somewhat reduce the Fund's exposure to the sharp setbacks that could occur when stocks with more extended valuations fall in a general market decline.(1)

The price of crude oil, natural gas, coal and other energy products were sustained at high levels during the past twelve months, so energy and energy related companies continued to perform particularly well. While the Fund's total energy-related holdings were less than our benchmark, the group did add to performance this year. Valero Energy was particularly strong through the year, while Occidental Petroleum did so well during the first fiscal quarter of the year the position needed to be sold when it grew too large for our mid-cap mandate. Other industrial/cyclical companies that did particularly well included Nucor Corp and Norfolk Southern. Technology stocks also did well with Citrix Systems, Marvell Technologies Group, Cerner Corp. and Cognizant Technology Solutions each delivering exceptional performance. Certain retail stocks held by the Fund did well, with Best Buy, Joseph A. Bank Clothiers and Starbucks all rising more than the market. Homebuilding stocks Toll Brothers and Hovnanian Enterprises started the fiscal year out strongly, but faded quickly as interest rates rose, and home sales slowed. Symantec, Constellation Brands and Biomet each subtracted from performance of the Fund during the year.(1)

We continue to focus on reasonably valued companies with superior growth characteristics. We will attempt to position the Fund to participate in the long-term increase in intrinsic value of these growing companies.(1)


/s/ Tiffani Boskovich
-------------------------------------
Tiffani Boskovich


/s/ David Jordan
-------------------------------------
David Jordan

(1)  DISCLOSURES

Portfolio composition is as of March 31, 2006 and is subject to change.

ANNUAL REPORT 2006
FIRST FOCUS FUNDS(SM)                                   (FIRST FOCUS FUNDS LOGO)

FIRST FOCUS GROWTH OPPORTUNITIES FUND

RETURN OF A $10,000 INVESTMENT AS OF MARCH 31, 2006

                               (PERFORMANCE GRAPH)

Growth Opportunities

3/96     10000   10000   10000   10000
         10196   10374   10448   10288
         10648   10726   10771   10588
12/96    10964   11036   11668   11229
         11130   10634   11982   11062
         12907   12199   14072   12688
         13931   13906   15126   14728
12/97    13780   13524   15560   14851
         15060   15138   17729   16486
         14473   15129   18317   16133
         12743   12603   16499   13799
12/98    14903   15940   20010   17689
         14415   16484   21006   16560
         16772   18202   22484   18905
         15814   17290   21084   17317
12/99    16672   24116   24219   20293
         17402   29210   24773   22868
         16331   27046   24115   22114
         17642   27729   23881   24801
12/00    17905   21282   22014   23846
         17162   15944   19406   21277
         17736   18524   20541   24076
         15799   13374   17527   20088
12/01    17865   16994   19400   23702
         18635   16694   19453   25295
         16987   13645   16849   22940
         14077   11301   13939   19145
12/02    15216   12337   15114   20262
         14677   12335   14638   19363
         17003   14648   16890   22777
         17973   15697   17337   24277
12/03    20301   17606   19447   27479
         21009   18457   19776   28871
         21641   18651   20116   29151
         20932   17843   19740   28539
12/04    24028   20331   21561   32008
         23104   19991   21098   31881
         23535   20677   21387   33240
         24644   22032   22158   34862
12/05    25358   22791   22619   36027
3/06     27732   24525   23571   38775

PORTFOLIO COMPOSITION AS OF MARCH 31, 2006

% BASED ON FAIR VALUE (PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE)

Excluding Cash Equivalents and Pool of Investments Held as Collateral for Loaned Securities

                                   (PIE CHART)

Energy                    4.1%
Materials                 8.6%
Information Technology   20.7%
Consumer Staples          6.4%
Health Care              10.5%
Financials                5.8%
Consumer Discretionary   16.3%
Industrials              27.6%

TOTAL RETURN AS OF MARCH 31, 2006

                                               ANNUALIZED*
                                        -------------------------
                                        1 YEAR   5 YEAR   10 YEAR
                                        ------   ------   -------
First Focus Growth Opportunities Fund   20.03%   10.07%    10.74%
Russell Midcap(R) Growth Index          22.68%    8.99%     9.39%
S&P 500 Index                           11.72%    3.97%     8.95%
S&P MidCap 400 Index                    21.62%   12.75%    14.51%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW. FIRSTFOCUSFUNDS.COM.

(*) Performance data prior to April 1, 1998 includes the performance of the Fund's predecessor Common trust fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

     This chart assumes an initial investment of $10,000 made on March 31, 1996. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

     The Russell Midcap(R) Growth Index measures the performance of the midcap securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values.

     The Fund's primary index is the Russell Midcap Growth index, however to provide a broader market comparative we have also listed additional indices.

     The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

     The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is also a market-value weighted index and was the first benchmark of midcap stock price movement.

     The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

ANNUAL REPORT 2006
FIRST FOCUS FUNDS(SM)                                   (FIRST FOCUS FUNDS LOGO)

FIRST FOCUS SMALL COMPANY FUND

INVESTMENT CONCERNS

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

MANAGER COMMENTARY

For the year ended March 31, 2006 the First Focus Small Company Fund returned 19.29%, versus a 23.77% for the Russell 2000(R) Value Index and 25.85% for the Russell 2000(R) Index. Portfolio performance was driven by high returns in the Energy, Industrial, Financial, Technology and Basic Material sectors.

The portfolio was overweighted in Energy and Industrials during the year, which contributed heavily to performance. Our Financial sector performed in-line with the Index sector; however, our underweight proved detrimental to performance. Our Basic Material sector underperformed and was also slightly underweight versus the index. Technology, an area where we were equal-weighted versus the market, provided healthy returns in an absolute sense, yet underperformed the market's technology component.(1)

On March 31, 2005 the portfolio held shares of 75 companies diversified across the major sectors of the market. Fourteen new companies were introduced into the First Focus Small Company Fund in the past twelve months. Eight positions were eliminated from the portfolio.(1)

Many of the additions were made in the Health Care area, including investments in Datascope and Conor Medsystems. Datascope is a medical equipment company specializing in cardiac assist, patient monitoring, and vascular surgery products. Conor Medsystems is a company focused on the development of a proprietary drug-eluting stent. LabOne, a laboratory testing company, was removed from the portfolio because it was acquired by Quest Diagnostics.(1)

In the Financial Services sector. Gold Banc was acquired by Marshall & Ilsley during the past year. A portion of the capital was redeployed into MB Financial, a bank with a strong presence in the Chicago market. Investments in several of the holdings were increased as well, to bring our exposure closer to the market.(1)

In addition to LabOne and Gold Banc, several other companies were acquired or have announced plans to be acquired in the coming months. Mykrolis was acquired by Entegris, Engineered Support Systems was acquired by DRS Technologies, and Stewart and Stevenson, J. Jill Group, and SBS Technologies have acquisitions pending. Despite a strong run in small company stocks over the past several years, corporate buyers seem to still see opportunity in these companies.(1)

As of March 31, 2006, the portfolio was 98.5% invested in equities, consistent with our long-term goal of maintaining minimal cash levels in the fund. Small company valuations, while significantly higher than the depressed levels of 1999, still seem reasonable relative to expected earnings growth. We continue to believe that ownership of quality small companies is an important component of a diversified portfolio.(1)

(1)  DISCLOSURES

Portfolio composition is as of March 31, 2006 and is subject to change.

ANNUAL REPORT 2006
FIRST FOCUS FUNDS(SM)                                   (FIRST FOCUS FUNDS LOGO)

FIRST FOCUS SMALL COMPANY FUND

RETURN OF A $10,000 INVESTMENT AS OF MARCH 31, 2006

Small Company Line

6/10/96   10000   10000   10000
          10030   9589    9882
          9880    9622    10029
12/96     10807   10122   11038
          10731   9599    11011
          12062   11155   12673
          13331   12815   14306
12/97     13161   12386   14547
          13909   13632   15762
          12902   12996   15192
          11152   10378   12476
12/98     12724   12071   13608
          11108   11416   12289
          12701   13191   14324
          12043   12357   13203
12/99     12095   14637   13406
          11950   15673   13918
          12412   15081   14190
          13872   15248   15231
12/00     14904   14194   16466
          14355   13271   16626
          16027   15167   18561
          14460   12014   16086
12/01     16605   14547   18775
          17649   15127   20573
          16884   13863   20137
          14505   10897   15850
12/02     15444   11567   16630
          14859   11048   15785
          16896   13636   19372
          17673   14874   20869
12/03     20094   17034   24284
          20725   18100   25965
          21306   18186   26185
          20430   17666   26224
12/04     22149   20156   29686
          21346   19080   28505
          21572   19903   29952
          22896   20837   30879
12/05     23173   21074   31084
3/06      25463   24011   35282

PORTFOLIO COMPOSITION AS OF MARCH 31, 2006

% BASED ON FAIR VALUE (PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE)

Excluding Cash Equivalents and Pool of Investments Held as Collateral for Loaned Securities

                                  (PIE CHART)

Utilities               6.0%
Basic Materials         7.2%
Consumer Discretiony    9.8%
Consumer Staples        7.3%
Energy                  7.0%
Financials             17.3%
Health Care            12.7%
Industrial             18.9%
Technology             11.6%
Transportation          2.2%

TOTAL RETURN AS OF MARCH 31, 2006

                                         ANNUALIZED*
                                 ---------------------------
                                                     SINCE
                                 1 YEAR   5 YEAR   INCEPTION
                                 ------   ------   ---------
First Focus Small Company Fund   19.29%   12.15%    10.00%
Russell 2000(R) Index            25.85%   12.59%     9.43%**
Russell 2000(R) Value Index      23.77%   16.24%    13.73%**

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW. FIRSTFOCUSFUNDS.COM.

(*)  Commencement date is June 10, 1996

(**) The since inception performance for the Russell 2000(R) Index and the Russell 2000(R) Value Index is from June 7, 1996.

     Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

     This chart assumes an initial investment of $10,000 made on June 10, 1996. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

     The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $530 million; the median market capitalization was approximately $410 million. The largest company in the index had an approximate market capitalization of $1.4 billion.

     The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

     The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

ANNUAL REPORT 2006
FIRST FOCUS FUNDS(SM)                                   (FIRST FOCUS FUNDS LOGO)

FIRST FOCUS INTERNATIONAL EQUITY FUND

INVESTMENT CONCERNS

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

MANAGER COMMENTARY

For the 12 months ended March 31, 2006, the First Focus International Equity Fund posted an emphatic return of 32.12%. This was a significant out-performance versus the benchmark MSCI EAFE Index return of 24.94%.

The second quarter of 2005 saw positive returns from all equity markets in there respective local currencies, however the appreciation of the U.S. dollar versus global currencies detracted significantly from the performance overall. All regions had a negative absolute return with the exception of the Pacific Basin ex Japan where a significant proportion of the currencies are pegged to the U.S. dollar.

The following quarter had positive returns from all equity markets in there respective local currencies. Stock markets made strong gains in July, despite the terrorist incidents in London, as equities continued the rally that began in early May. This strong performance was aided by a number of factors, including strong company earnings, increasingly positive economic data from the U.S., increased corporate activity and a revaluation of the Chinese renminbi. Surging oil prices in early August saw increasing levels of risk aversion as investors began to worry about the impact of higher energy costs on profit and growth prospects. Poor economic data compounded these concerns, leading to increasing conviction that earnings momentum had peaked. Towards the latter part of the month, investor confidence began to return to the markets. September saw continued strength in the equities markets, despite stubbornly high oil prices after Hurricanes Katrina and Rita swept across Southern USA. Record commodity prices helped resource companies to outperform the broader market rally. Higher oil prices seemed to have little short-term impact on the equities performance. Continued lows in bond yields meant the appetite for attractively valued assets and relatively easily financed acquisitions remained high, with a spate of merger & acquisitions ("M&A") activity, real and rumoured, resulting in a broad-based rally and stock-specific surge for concrete targets.

Equities began the final quarter of 2005 tentatively, and no one clear theme stood out as several different factors resulted in a volatile October. Worries over short-term interest-rate rises and inflationary fears were evident in markets, and impacted investor confidence. With strong economic data, and positive company announcements on earnings, investor confidence returned to markets in November. In Europe, corporate activity came back on the agenda, with M&A and share buy-backs driving a rally in equity markets. Commodity prices continued to storm ahead as the demand for gold and copper rose, particularly from Asia. The European Central Bank ("ECB") finally raised rates for the first time in five years on December 1, by 25 bps (0.25%) to 2.25%. This had been widely expected following earlier comments from ECB president Jean-Claude Trichet. The resurgent Japanese market continued to soar, and the Japanese market reached a 5-year high as economic reforms continued and a weak yen helped the export sector.(1)

All EAFE markets rose significantly in the quarter to the end of March in spite of a large sell-off early in January, due to profit-taking by investors after a strong run. The MSCI Europe ex UK Index(1) returned 12.26%, with European markets reaching four-and-a-half year highs in February owing to plenty of continuing bid speculation and corporate activity. M&A activity was the dominating feature within Europe and the value of announced purchases totalled $455bn in Europe. Volatility was the feature in Japan with large moves in the index level and in certain stocks over the quarter. The foreign investor was absent for much of the quarter for the first time in years. Markets picked up in March following a sluggish start to the year, as confidence grew over the quarter about the resilience of the economic recovery and corporate earnings saw widespread upgrades. The UK market had a strong quarter on the back of positive earnings forecasts, strong balance sheets, dividend growth, and evidence of increasing bid activity. In Asia, after a strong end to 2005 markets consolidated for most of the quarter but have moved forward again since mid-March. Corporate earnings continued to positively surprise investors with 80% of companies meeting or beating expectations for 2005.

A number of market observers have expressed their surprise at the strength of the equity market citing rising interest rates as a potential catalyst that might cap further gains KBC's view is that both equity and fixed income markets are in a process of normalization. Whilst interest rates have risen in the U.S. and Europe, they have so far only risen from the emergency levels deemed necessary to reinvigorate the economy following the bursting of the technology bubble and the uncertainty following the September 11 terrorist attacks. They are now approaching what should be regarded as normal levels.

Given that the monetary authorities remain vigilant regarding possible inflationary pressures and that their interest policies are designed to sustain rather than choke off the ongoing economic expansion, we expect equity markets to continue to react positively to the broadening economic recovery. A 2006 Price/Earnings Ratio(1) of about 13 for the overseas markets represents reasonable value and should allow for attractive returns over the next 12 to 24 months.

(1)  DISCLOSURES

Portfolio composition is as of March 31, 2006 and is subject to change.

The MSCI EUROPE INDEX EX UK is an unmanaged, weighted equity index comprised of 15 developed European markets, excluding the U.K., based on large and medium capitalization securities.

The P/E Ratio, or PRICE-TO-EARNINGS RATIO, is a valuation ratio of a company's current share price to its per-share earnings. A high P/E means high projected earnings in the future.

ANNUAL REPORT 2006
FIRST FOCUS FUNDS(SM)                                   (FIRST FOCUS FUNDS LOGO)

FIRST FOCUS INTERNATIONAL EQUITY FUND

RETURN OF A $10,000 INVESTMENT AS OF MARCH 31, 2006

                               (PERFORMANCE GRAPH)

International line

5/30/02   10000   10000
          9630    9606
          7500    7715
12/02     8110    8215
          7440    7547
          8810    9024
          9330    9762
12/03     10989   11432
          11270   11936
          11009   11988
          10828   11961
12/04     12395   13798
          12166   13785
          12145   13682
          13535   15109
12/05     14417   15732
3/06      16075   17223

PORTFOLIO COMPOSITION AS OF MARCH 31, 2006

% BASED ON FAIR VALUE (PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE)

                                   (PIE CHART)

Other Countries      4.8%
Republic of Korea    2.9%
Italy                1.3%
Switzerland          9.0%
Hong Kong            1.3%
Australia            3.8%
Germany              6.7%
Netherlands          3.3%
France               8.8%
Spain                2.9%
Japan               19.8%
Ireland              2.5%
Taiwan               1.5%
Singapore            3.1%
Norway               1.3%
United Kingdom      24.7%
Thailand             2.3%

TOTAL RETURN AS OF MARCH 31, 2006

                                                                  ANNUALIZED*
                                                              ------------------
                                                                         SINCE
                                                              1 YEAR   INCEPTION
                                                              ------   ---------
First Focus International Equity Fund                         32.12%     13.17%
Morgan Stanley Capital International EAFE Index (MSCI EAFE)   24.94%     15.21%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW.FIRSTFOCUSFUNDS.COM.

(*)  Commencement date is May 30, 2002.

     Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

     This chart assumes an initial investment of $10,000 made on May 30, 2002. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

     The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged, arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. The index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in the underlying securities.

ANNUAL REPORT
First Focus Funds(SM)

SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2006

SHORT-INTERMEDIATE BOND FUND

 PRINCIPAL                          SECURITY
  AMOUNT                          DESCRIPTION                           VALUE
----------   -----------------------------------------------------   -----------
CORPORATE BONDS (41.5%):
             BANKS (3.4%):
$  900,000   Bank of New York Co., Inc., 6.375%, 4/1/12              $   942,965
   960,000   Bank One Corp., 10.00%, 8/15/10                           1,115,585
                                                                     -----------
                                                                       2,058,550
                                                                     -----------
             COMPUTER SERVICES (7.1%):
 1,000,000   Cisco Systems, Inc., 5.25%, 2/22/11                         991,466
   989,000   Dell Computer, Inc., 6.55%, 4/15/08                       1,010,123
 1,175,000   Hewlett-Packard Co., 5.50%, 7/1/07                        1,174,835
 1,135,000   Oracle Corp., 6.91%, 2/15/07                              1,150,170
                                                                     -----------
                                                                       4,326,594
                                                                     -----------
             ENERGY (3.7%):
 1,125,000   FPL Group Capital, 7.625%, 9/15/06                        1,136,021
 1,140,000   Wisconsin Electric Power, 6.625%, 11/15/06                1,148,907
                                                                     -----------
                                                                       2,284,928
                                                                     -----------
             FINANCIAL SERVICES (11.8%):
   760,000   AMBAC Financial Group, Inc., 9.375%, 8/1/11                 888,951
 1,120,000   Block Financial Corp., 8.50%, 4/15/07                     1,149,867
 1,000,000   Countrywide Home Loan, 5.625%, 7/15/09 (L)                1,002,594
 1,100,000   Deluxe Corp., 3.50%, 10/1/07                              1,054,172
 1,150,000   General Electric Capital Corp., 3.50%, 8/15/07            1,125,088
   960,000   Goldman Sachs Group, 6.65%, 5/15/09                         994,647
 1,000,000   Household Finance Corp., 4.75%, 7/15/13                     940,877
                                                                     -----------
                                                                       7,156,196
                                                                     -----------
             INDUSTRIAL (1.9%):
 1,160,000   Rockwell International Corp., 6.15%, 1/15/08 (L)          1,175,931
                                                                     -----------
             OIL & GAS EXPLORATION SERVICES (4.9%):
   945,000   Consolidated Natural Gas, 5.375%, 11/1/06                   944,848
 1,075,000   Phillips Petroleum Co., 6.375%, 3/30/09                   1,108,313
   800,000   United States Steel Corp., 9.375%, 2/15/12                  939,050
                                                                     -----------
                                                                       2,992,211
                                                                     -----------
             RETAIL (1.7%):
$1,050,000   Limited Brands, Inc., 6.125%, 12/1/12                   $ 1,050,933
                                                                     -----------
             TELECOM SERVICES (3.4%):
 1,020,000   GTE Corp., 6.36%, 4/15/06                                 1,020,256
 1,050,000   Southwestern Bell Telephone Co., 6.625%, 7/15/07          1,064,321
                                                                     -----------
                                                                       2,084,577
                                                                     -----------
             TRANSPORTATION SERVICES (3.6%):
 1,020,000   Burlington North Santa FE, 9.25%, 10/1/06                 1,038,945
 1,120,000   Caliber System, 7.80%, 8/1/06                             1,127,338
                                                                     -----------
                                                                       2,166,283
                                                                     -----------
Total Corporate Bonds (Cost $25,589,014)                              25,296,203
                                                                     -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS (37.4%):
             FANNIE MAE (11.9%):
 2,500,000   4.30%, 5/5/08 (L)                                         2,462,355
 2,505,000   4.50%, 8/4/08                                             2,473,808
 2,350,000   4.875%, 4/15/09                                           2,333,886
                                                                     -----------
                                                                       7,270,049
                                                                     -----------
             FEDERAL FARM CREDIT BANK (4.5%):
 2,780,000   2.70%, 11/24/06                                           2,737,107
                                                                     -----------
             FEDERAL HOME LOAN BANK (15.6%):
 2,610,000   2.75%, 11/15/06                                           2,572,373
 2,250,000   4.25%, 3/24/08                                            2,214,016
 2,575,000   3.75%, 8/18/09                                            2,468,701
 2,375,000   4.00%, 3/24/11                                            2,248,576
                                                                     -----------
                                                                       9,503,666
                                                                     -----------
             FREDDIE MAC (5.4%):
 1,700,000   6.94%, 3/21/07                                            1,728,502
 1,475,000   6.875%, 9/15/10                                           1,575,036
                                                                     -----------
                                                                       3,303,538
                                                                     -----------
Total U.S. Government Agency Obligations (Cost $23,237,344)           22,814,360
                                                                     -----------
U.S. TREASURY OBLIGATIONS (19.1%):
             U.S. TREASURY NOTES (19.1%):
 2,000,000   6.50%, 10/15/06 (L)                                       2,016,640
 2,300,000   6.25%, 2/15/07                                            2,325,875
   950,000   4.375%, 5/15/07 (L)                                         944,879
 3,000,000   4.00%, 4/15/10 (L)                                        2,909,181
 3,500,000   4.50%, 11/15/10 (L)                                       3,452,967
                                                                     -----------
Total U.S. Treasury Obligations (Cost $11,858,495)                    11,649,542
                                                                     -----------

                                                        (FIRST FOCUS FUNDS LOGO)

SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2006

SHORT-INTERMEDIATE BOND FUND (CONCLUDED)

                                    SECURITY
  SHARES                          DESCRIPTION                           VALUE
----------   -----------------------------------------------------   -----------
INVESTMENT COMPANIES (1.1%):
   670,361   Goldman Sachs Financial Square
                Funds, Treasury Obligations Fund                     $   670,361
                                                                     -----------
Total Investment Companies (Cost $670,361)                               670,361
                                                                     -----------
POOL OF INVESTMENTS HELD AS COLLATERAL FOR
   LOANED SECURITIES (20.7%):
12,602,401   Securities Lending Quality Trust                         12,602,401
                                                                     -----------
Total Pool of Investments Held as Collateral for
   Loaned Securities (Cost $12,602,401)                               12,602,401
                                                                     -----------
Total (Cost $73,957,615) (a)                                          73,032,867
                                                                     ===========

Percentages indicated are based on net assets of $60,991,698.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $784 and by the amount of amortization/accretion recognized for financial reporting purposes of $1,217,829. Cost for federal income tax differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation                                                   67,134
Unrealized depreciation                                               (2,210,495)
Net unrealized appreciation (depreciation)                           ($2,143,361)

(L)  All or a portion of security is on loan as of March 31, 2006.

See Notes to Financial Statements.

ANNUAL REPORT
First Focus Funds(SM)

SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2006

INCOME FUND

 PRINCIPAL                          SECURITY
  AMOUNT                          DESCRIPTION                           VALUE
----------   -----------------------------------------------------   -----------
CORPORATE BONDS (27.3%):
             BANKS (1.1%):
$  600,000   J.P. Morgan Chase & Co., 5.15%, 10/1/15                 $   574,158
                                                                     -----------
             BREWERY (1.0%):
   535,000   Anheuser-Busch Cos., Inc., 7.125%, 7/1/17                   552,033
                                                                     -----------
             COMPUTER SERVICES (3.7%):
   550,000   Cisco Systems, Inc., 5.50%, 2/22/16                         541,738
   725,000   Dell Computer, Inc., 6.55%, 4/15/08                         740,485
   725,000   Hewlett-Packard Co., 5.50%, 7/1/07                          724,898
                                                                     -----------
                                                                       2,007,121
                                                                     -----------
             ELECTRIC SERVICES (1.0%):
   550,000   Union Electric, 6.75%, 5/1/08                               562,765
                                                                     -----------
             FINANCIAL SERVICES (9.4%):
   750,000   Block Financial Corp., 8.50%, 4/15/07                       770,001
   575,000   CIT Group, Inc., 4.00%, 5/8/08                              559,499
   575,000   Citigroup, Inc., 3.50%, 2/1/08                              557,722
   765,000   Countrywide Financial, 4.25%, 12/19/07 (L)                  750,626
   670,000   Deluxe Corp., 3.50%, 10/1/07                                642,086
   625,000   General Electric Capital Corp., 4.875%, 3/4/15 (L)          599,391
   580,000   Goldman Sachs Group, Inc., 6.125%, 2/15/33                  576,633
   535,000   Southtrust Bank, 6.125%, 1/9/28                             551,760
                                                                     -----------
                                                                       5,007,718
                                                                     -----------
             INSURANCE (2.2%):
   600,000   Chubb Corp., 6.80%, 11/15/31                                644,239
   495,000   General Reinsurance Corp., 9.00%, 9/12/09                   553,417
                                                                     -----------
                                                                       1,197,656
                                                                     -----------
             OIL & GAS EXPLORATION SERVICES (2.2%):
   550,000   Laclede Gas Co., 6.50%, 11/15/10                            569,019
   475,000   Tosco Corp., 8.125%, 2/15/30                                602,125
                                                                     -----------
                                                                       1,171,144
                                                                     -----------
             PHARMACEUTICALS (1.0%):
   545,000   Bristol-Myers Squibb Co., 5.75%, 10/1/01                    550,990
                                                                     -----------
             REGIONAL AUTHORITIES (1.3%):
   735,000   Ontario Province, 3.28%, 3/28/08                            707,638
                                                                     -----------
             RETAIL (2.2%):
$  580,000   GAP Inc., 9.55%, 12/15/08                               $   633,046
   590,000   Limited Brands, Inc., 6.95%, 3/1/33                         575,934
                                                                     -----------
                                                                       1,208,980
                                                                     -----------
             TELECOM SERVICES (2.2%):
   500,000   Motorola, Inc., 7.50%, 5/15/25                              572,639
   600,000   Southwestern Bell Telephone Co., 6.625%, 7/15/07            608,183
                                                                     -----------
                                                                       1,180,822
                                                                     -----------
Total Corporate Bonds (Cost $14,801,771)                              14,721,025
                                                                     -----------
MORTGAGE-BACKED SECURITIES (32.4%):
             FANNIE MAE (16.3%):
 1,788,429   5.50%, 11/1/16                                            1,778,065
 1,672,265   5.00%, 5/1/18                                             1,633,929
 2,077,985   5.00%, 8/1/18                                             2,029,080
 1,501,177   5.00%, 4/1/34                                             1,431,684
 1,984,737   5.00%, 5/1/34                                             1,892,859
                                                                     -----------
                                                                       8,765,617
                                                                     -----------
             FREDDIE MAC (16.1%):
 1,960,000   4.25%, 4/15/22                                            1,921,094
 2,360,000   5.00%, 3/15/34                                            2,234,159
 2,302,605   5.50%, 10/15/35                                           2,284,804
 2,281,134   5.50%, 11/15/35                                           2,254,429
                                                                     -----------
                                                                       8,694,486
                                                                     -----------
Total Mortgage-Backed Securities (Cost $17,753,862)                   17,460,103
                                                                     -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS (22.5%):
             FANNIE MAE (12.6%):
 1,300,000   4.375%, 9/7/07                                            1,285,731
 1,325,000   4.50%, 8/4/08                                             1,308,501
 2,010,120   4.50%, 11/1/18                                            1,922,462
 2,320,716   5.00%, 12/1/19                                            2,262,678
                                                                     -----------
                                                                       6,779,372
                                                                     -----------
             FEDERAL HOME LOAN BANK (3.4%):
   270,000   3.50%, 11/15/07                                             263,367
 1,300,000   4.25%, 3/24/08                                            1,279,208
   300,000   3.75%, 8/18/09                                              287,616
                                                                     -----------
                                                                       1,830,191
                                                                     -----------
             FREDDIE MAC (6.5%):
 1,335,000   4.375%, 1/25/10 (L)                                       1,298,172
   995,000   4.625%, 5/28/13                                             938,184
 1,325,000   4.75%, 11/17/15                                           1,280,304
                                                                     -----------
                                                                       3,516,660
                                                                     -----------
Total U.S. Government Agency Obligations
(Cost $12,320,131)                                                    12,126,223
                                                                     -----------

                                                        (FIRST FOCUS FUNDS LOGO)

SCHEDULE OF PORTFOlIO INVESTMENTS
MARCH 31, 2006

INCOME FUND (CONCLUDED)

SHARES OR
 PRINCIPAL                          SECURITY
  AMOUNT                          DESCRIPTION                           VALUE
----------   -----------------------------------------------------   -----------
U.S. TREASURY OBLIGATIONS (17.1%):
             U.S. TREASURY BONDS (9.0%):
$2,600,000   8.875%, 2/15/19                                         $ 3,539,453
 1,250,000   5.50%, 8/15/28 (L)                                        1,324,316
                                                                     -----------
                                                                       4,863,769
                                                                     -----------
             U.S. TREASURY NOTE (8.1%):
 4,550,000   3.875%, 9/15/10                                           4,376,709
                                                                     -----------
Total U.S. Treasury Obligations (Cost $9,332,312)                      9,240,478
                                                                     -----------
INVESTMENT COMPANIES (0.3%):
   144,072   Goldman Sachs Financial Square
             Funds, Treasury Obligations Fund                            144,072
                                                                     -----------
Total Investment Companies (Cost $144,072)                               144,072
                                                                     -----------
POOL OF INVESTMENTS HELD AS COLLATERAL FOR
LOANED SECURITIES (6.9%):
 3,705,850   Securities Lending Quality Trust                          3,705,850
                                                                     -----------
Total Pool of Investments Held as Collateral for
Loaned Securities (Cost $3,705,850)                                    3,705,850
                                                                     -----------
             Total (Cost $58,057,998) (a)                            $57,397,751
                                                                     ===========

Percentages indicated are based on net assets of $54,045,323.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $24,073 and by the amount of amortization/accretion recognized for financial reporting purposes of $154,741. Cost for federal income tax differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation                                              $   209,306
Unrealized depreciation                                               (1,048,367)
                                                                     -----------
Net unrealized appreciation (depreciation)                             ($839,061)
                                                                     ===========

(L)  All or a portion of security is on loan as of March 31, 2006.

See Notes to Financial Statements.

ANNUAL REPORT
First Focus Funds(SM)

SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2006

NEBRASKA TAX-FREE FUND

 PRINCIPAL                          SECURITY
  AMOUNT                          DESCRIPTION                           VALUE
----------   -----------------------------------------------------   -----------
MUNICIPAL BONDS (99.9%):
             NEBRASKA (99.9%):
$1,000,000   Dawson County, School District, MBIA, 5.35%, 12/15/26   $ 1,023,630
   290,000   Dodge County, School District, 5.75%, 12/15/13              315,256
 1,500,000   Dodge County, School District, MBIA, 5.45%, 12/15/15      1,611,420
   880,000   Dodge County, School District, MBIA, 5.60%, 12/15/17        950,998
 1,000,000   Douglas County, Henry Doorly Zoo Facility, RB, REF,
             5.875%, 9/1/14                                            1,068,960
 1,000,000   Douglas County, Nebraska School
             District, 3.00%, 11/1/10                                    952,410
   500,000   Douglas County, Nebraska School
             District, 5.00%, 9/1/15                                     536,825
   250,000   Douglas County, School District No. 1,
             GO, REF, 5.00%, 6/15/09                                     259,388
 1,600,000   Douglas County, School District No. 1,
             Series B, GO, 5.00%, 6/15/10                              1,675,600
   440,000   Douglas County, School District No. 1,
             Series B, GO, 4.90%, 12/15/17                               455,462
   575,000   Grand Island Nebraska Sanitation
             Sewer Revenue, 3.75%, 4/1/11                                576,817
 1,000,000   Hasting, Electric System, RB, REF, 5.00%, 1/1/19          1,037,100
   855,000   Lancaster County, Hospital Authority,
             Bryanlgh Medical Center Project, Series
             A, RB, AMBAC, 5.00%, 6/1/19                                 885,566
 1,185,000   Lancaster County, School District No.
             1, Lincoln Public School District, GO, 5.00%, 1/15/13     1,258,280
 1,480,000   Lancaster County, School District No. 1, Lincoln
             Public Schools, GO, 5.25%, 7/15/17                        1,571,538
 1,000,000   Lancaster County, School District No. 1, Lincoln
             Public Schools, GO, 5.25%, 7/15/18                        1,060,950
   500,000   Lincoln, GO, 2.80%, 6/15/11                                 467,640
   500,000   Lincoln, GO, 3.00%, 6/15/12                                 468,470
 1,500,000   Lincoln, Parking Facility, Series A, RB,
             REF, 5.375%, 8/15/14                                      1,575,255
   815,000   Lincoln, Tax-Supported Antelope Project,
             RB, 4.50%, 9/15/14                                          834,185
$  855,000   Lincoln, Tax-Supported Antelope
             Project, RB, 5.00%, 9/15/15                             $   895,211
   110,000   Nebraska Elementary & Secondary
             Schools, 2.45%, 7/15/09                                     102,111
 1,000,000   Nebraska Public Power, 5.00%, 1/1/12                      1,059,710
 1,000,000   Nebraska Public Power, 4.25%, 1/1/14                      1,016,450
 2,000,000   Nebraska State, Educational Finance Authority,
             Creighton University Project, Series A, RB, AMBAC,
             REF, 5.00%, 9/1/09                                        2,058,919
 1,000,000   Nebraska State, Educational Finance Authority, RB,
             REF, 5.15%, 4/1/22                                        1,035,910
   500,000   Nebraska State, Municipal Energy Agency, Series A,
             RB, AMBAC, REF, 5.00%, 4/1/14                               526,390
 1,000,000   Nebraska State, Municipal Energy Agency, Series A,
             RB, AMBAC, REF, 5.25%, 4/1/16                             1,070,380
 1,000,000   Nebraska State, Netc Facilities, Corp., RB,
             4.50%, 4/1/09                                             1,014,510
 1,000,000   Nebraska State, Utility Corp., Lincoln
             Project, RB, 5.25%, 1/1/23                                1,061,890
   525,000   Norris Public Power Distribution Nebraska Electric
             Revenue, 2.45%, 1/1/09                                      501,228
 1,000,000   Omaha Convention Hotel Corp., 5.50%, 4/1/14               1,081,940
 1,000,000   Omaha Convention Hotel Corp., Convention Center 1st
             Tier, Series A, RB, AMBAC, 5.50%, 4/1/16                  1,084,720
 1,500,000   Omaha Nebraska Metro Utilities District Water
             Revenue, 4.25%, 12/1/21                                   1,469,670
   500,000   Omaha Public Power District, RB, 5.20%, 2/1/22              527,025
 1,500,000   Omaha Stadium Facilities Corp., Rosenblatt Stadium
             Project, RB, 5.25%, 11/1/16                               1,616,835
 1,500,000   Omaha, Douglass Public Building, GO, 5.10%, 5/1/20        1,571,520
   250,000   Omaha, GO, 4.25%, 11/15/14                                  255,055
 1,300,000   Omaha, GO, 4.85%, 12/1/14                                 1,356,043
   385,000   Omaha, GO, 4.25%, 11/15/15                                  391,988

                                                        (FIRST FOCUS FUNDS LOGO)

SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2006

NEBRASKA TAX-FREE FUND (CONCLUDED)

 PRINCIPAL                          SECURITY
  AMOUNT                          DESCRIPTION                           VALUE
----------   -----------------------------------------------------   -----------
MUNICIPAL BONDS (CONTINUED)
             NEBRASKA (CONTINUED)
$1,500,000   Omaha, GO, REF, 5.00%, 12/1/10                          $ 1,579,950
 1,440,000   Omaha, GO, REF, 5.00%, 12/1/11                            1,516,003
   705,000   Omaha, GO, REF, 5.00%, 12/1/12                              742,393
 1,115,000   Omaha, Housing Authority, Timbercreek Apartments,
             RB, 5.15%, 11/20/22                                       1,128,269
   570,000   Omaha, Special Obligation, Riverfront Redevelopment
             Project, Series A, RB, 4.375%, 2/1/10                       582,346
   580,000   Omaha, Special Obligation, Riverfront Redevelopment
             Project, Series A, RB, 4.50%, 2/1/11                        597,968
 1,000,000   Papillion-La Vista, School District, 4.90%, 12/1/22       1,019,360
 2,000,000   Phelps County, Hospital Authority, Phelps Memorial
             Health Center Project, Series B, RB, 4.75%, 7/1/12        2,001,520
 1,000,000   University of Nebraska, Deferred Maintenance Project,
             RB, 5.25%, 7/15/10                                        1,033,281
 1,000,000   University of Nebraska, Medical Center Research
             Project, RB, 4.75%, 2/15/10                               1,037,050
                                                                     -----------
                                                                      49,521,395
                                                                     -----------
Total Municipal Bonds (Cost $48,731,487)                              49,521,395
                                                                     -----------
INVESTMENT COMPANIES (0.3%):
   160,641   Goldman Sachs Financial Square Funds, Tax-Free
                Money Market Fund                                   $   160,641
                                                                     -----------
Total Investment Companies (Cost $160,641)                               160,641
                                                                     -----------
Total (Cost $48,892,128) (a)                                         $49,682,036
                                                                     ===========

Percentages indicated are based on net assets of $49,545,848.

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation                                              $ 1,124,923
Unrealized depreciation                                                 (335,015)
Net unrealized appreciation (depreciation)                           $   789,908

AMBAC American Municipal Bond Assurance Corporation

GO   General Obligation
MBIA Municipal Bond Insurance Association
RB   Revenue Bond
REF  Refunding

See Notes to Financial Statements.

ANNUAL REPORT
First Focus Funds(SM)

SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2006

BALANCED FUND

                                    SECURITY
  SHARES                          DESCRIPTION                           VALUE
----------   -----------------------------------------------------   -----------
COMMON STOCKS (72.1%):
             AEROSPACE & DEFENSE (1.4%):
     6,000   Alliant Techsystems, Inc. (b)                           $   463,020
                                                                     -----------
             AIR COURIER SERVICES (1.4%):
     4,000   Fedex Corp.                                                 451,760
                                                                     -----------
             AUTOMOTIVE (1.1%):
     5,000   Paccar, Inc.                                                352,400
                                                                     -----------
             BIOTECHNOLOGY (1.4%):
    10,000   Biogen Idec, Inc. (b)                                       471,000
                                                                     -----------
             BUILDING & CONSTRUCTION (2.1%):
    10,000   Hovnanian Enterprises Inc.,
             Class A (b) (L)                                             439,300
     8,000   Toll Brothers, Inc. (b) (L)                                 277,040
                                                                     -----------
                                                                         716,340
                                                                     -----------
             CHEMICALS (4.1%):
     8,000   Praxair, Inc.                                               441,200
     7,000   Sigma-Aldrich Corp.                                         460,530
    10,000   The Scotts Miracle-Gro Co., Class A                         457,600
                                                                     -----------
                                                                       1,359,330
                                                                     -----------
             COMMERCIAL BANKS (2.8%):
    14,000   Commerce Bancorp, Inc. (L)                                  513,100
     7,000   Wintrust Financial Corp. (L)                                407,190
                                                                     -----------
                                                                         920,290
                                                                     -----------
             COMMUNICATIONS (2.1%):
     5,000   L-3 Communications Holdings, Inc.                           428,950
     7,500   Univision Communications, Inc.,
             Class A (b)                                                 258,525
                                                                     -----------
                                                                         687,475
                                                                     -----------
             ENTERTAINMENT & LEISURE (2.5%):
     8,000   Carnival Corp.                                              378,960
     6,000   Harrah's Entertainment, Inc.                                467,760
                                                                     -----------
                                                                         846,720
                                                                     -----------
             ENVIRONMENTAL SERVICES (1.2%):
    10,000   Waste Connections, Inc. (b) (L)                             398,100
                                                                     -----------
             FOOD & BEVERAGE (3.1%):
    24,000   Constellation Brands, Inc., Class A
             (b)                                                         601,200
    12,000   United Natural Foods, Inc. (b) (L)                          419,640
                                                                     -----------
                                                                       1,020,840
                                                                     -----------
             HEALTH CARE SERVICES (2.1%):
    10,000   Cerner Corp. (b) (L)                                        474,500
     4,000   Omnicare, Inc.                                              219,960
                                                                     -----------
                                                                         694,460
                                                                     -----------
             INDUSTRIAL (2.6%):
     6,000   Nucor Corp.                                                 628,740
     5,000   Peabody Energy Corp.                                        252,050
                                                                     -----------
                                                                         880,790
                                                                     -----------
             INFORMATION TECHNOLOGY SERVICES (5.3%):
     6,000   Affiliated Computer Services Inc.,
             Class A (b)                                             $   357,960
     7,000   Checkfree Corp. (b)                                         353,500
     7,000   Cognizant Technology Solutions
             Corp. (b)                                                   416,430
     6,000   FactSet Research Systems, Inc.                              266,100
    10,000   FISERV, Inc. (b)                                            425,500
                                                                     -----------
                                                                       1,819,490
                                                                     -----------
             INSURANCE (4.2%):
    10,000   AFLAC, Inc.                                                 451,300
     5,000   AMBAC Financial Group, Inc. (L)                             398,000
     3,500   Everest Re Group Ltd.                                       326,795
     4,000   UnitedHealth Group, Inc.                                    223,440
                                                                     -----------
                                                                       1,399,535
                                                                     -----------
             INTERNET SECURITY (0.9%):
    17,000   Symantec Corp. (b)                                          286,110
                                                                     -----------
             MANAGEMENT SERVICES (2.0%):
    10,000   Resources Connection, Inc. (b) (L)                          249,100
     4,000   The Corporate Executive Board Co.                           403,600
                                                                     -----------
                                                                         652,700
                                                                     -----------
             MANUFACTURING - DIVERSIFIED (5.5%):
    10,000   Aviall, Inc. (b) (L)                                        380,800
     5,000   Ceradyne, Inc. (b)                                          249,500
     7,000   Danaher Corp.                                               444,850
     4,500   Eaton Corp.                                                 328,365
     5,000   Illinois Tool Works, Inc.                                   481,549
                                                                     -----------
                                                                       1,885,064
                                                                     -----------
             MEDICAL PRODUCTS (4.6%):
    12,000   Biomet, Inc. (L)                                            426,240
     7,000   Fisher Scientific International, Inc. (b)                   476,350
     4,800   Stryker Corp.                                               212,832
    15,000   VCA Antech, Inc. (b)                                        427,200
                                                                     -----------
                                                                       1,542,622
                                                                     -----------
             MOTORCYCLES (1.2%):
     8,000   Harley-Davidson, Inc. (L)                                   415,040
                                                                     -----------
             OIL & GAS EXPLORATION SERVICES (2.8%):
     5,000   Apache Corp.                                                327,550
    10,000   Valero Energy Corp.                                         597,800
                                                                     -----------
                                                                         925,350
                                                                     -----------
             PHARMACEUTICALS (1.3%):
    10,000   Forest Laboratories, Inc. (b)                               446,300
                                                                     -----------
             RAILROADS (1.3%):
     8,000   Norfolk Southern Corp.                                      432,560
                                                                     -----------
             RECREATIONAL VEHICLES (1.6%):
    10,000   Thor Industries, Inc. (L)                                   533,600
                                                                     -----------

                                                        (FIRST FOCUS FUNDS LOGO)

SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2006

BALANCED FUND (CONCLUDED)

 SHARES OR
 PRINCIPAL                          SECURITY
  AMOUNT                          DESCRIPTION                           VALUE
----------   -----------------------------------------------------   -----------
COMMON STOCKS (CONTINUED)
             RESTAURANTS (1.1%):
    10,000   Starbucks Corp. (b)                                     $   376,400
                                                                     -----------
             RETAIL (4.1%):
     8,000   Best Buy Co., Inc.                                          447,440
    10,000   Jos. A. Bank Clothiers, Inc. (b) (L)                        479,500
     7,000   Lowe's Companies, Inc. (L)                                  451,080
                                                                     -----------
                                                                       1,378,020
                                                                     -----------
             SEMICONDUCTOR EQUIPMENT (1.3%):
     8,000   Marvell Technology Group Ltd. - ADR (b)                     432,800
                                                                     -----------
             SOFTWARE (4.6%):
    15,000   Adobe Systems, Inc.                                         523,800
    15,000   Citrix Systems, Inc. (b)                                    568,500
    20,000   Jack Henry & Associates, Inc. (L)                           457,400
                                                                     -----------
                                                                       1,549,700
                                                                     -----------
             TEXTILE - APPAREL (0.8%):
     8,000   Coach, Inc. (b)                                             276,640
                                                                     -----------
             TRANSPORTATION (1.6%):
    12,000   Landstar System, Inc.                                       529,440
                                                                     -----------
Total Common Stocks (Cost $16,201,675)                                24,143,896
                                                                     -----------
CORPORATE BONDS (0.7%):
             FINANCIAL SERVICES (0.7%):
$  250,000   Ford Motor Credit Co., 7.375%, 2/1/11                       229,991
                                                                     -----------
Total Corporate Bonds (Cost $245,743)                                    229,991
                                                                     -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS (4.9%):
             FANNIE MAE (0.4%):
   125,000   7.25%, 1/15/10                                              133,932
                                                                     -----------
             FEDERAL HOME LOAN BANK (2.2%):
   750,000   4.625%, 11/21/08 (L)                                        741,769
                                                                     -----------
             FREDDIE MAC (2.3%):
   750,000   5.125%, 10/15/08                                            751,215
                                                                     -----------
Total U.S. Government Agency Obligations
(Cost $1,632,567)                                                      1,626,916
                                                                     -----------
U.S. TREASURY OBLIGATIONS (14.8%):
             U.S. TREASURY NOTES (14.8%):
$1,500,000   3.50%, 5/31/07 (L)                                      $ 1,476,972
 1,000,000   4.375%, 12/31/07 (L)                                        992,031
   550,000   4.875%, 2/15/12 (L)                                         550,859
   250,000   4.375%, 8/15/12 (L)                                         243,506
   750,000   4.00%, 11/15/12 (L)                                         713,848
 1,000,000   4.25%, 11/15/13 (L)                                         960,469
                                                                     -----------
Total U.S. Treasury Obligations (Cost $5,032,636)                      4,937,685
                                                                     -----------
INVESTMENT COMPANIES (7.2%):
   837,031   Federated Trust U.S. Treasury
             Obligations Fund                                            837,031
 1,575,000   Goldman Sachs Financial Square
             Funds, Treasury Obligations Fund                          1,575,000
                                                                     -----------
Total Investment Companies (Cost $2,412,031)                           2,412,031
                                                                     -----------
POOL OF INVESTMENTS HELD AS COLLATERAL FOR LOANED
   SECURITIES (27.2%):
 9,083,313   Securities Lending Quality Trust                          9,083,313
                                                                     -----------
Total Pool of Investments Held as Collateral for
Loaned Securities (Cost $9,083,313)                                    9,083,313
                                                                     -----------
Total (Cost $34,607,965) (a)                                         $42,433,832
                                                                     ===========

Percentages indicated are based on net assets of $33,517,623.

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation                                              $ 8,074,861
Unrealized depreciation                                                 (248,994)
                                                                     -----------
Net unrealized appreciation (depreciation)                           $ 7,825,867
                                                                     ===========

(b)  Non-income producing securities.

(L)  All or a portion of security is on loan as of March 31, 2006.

ADR American Depository Receipt

See Notes to Financial Statements.

ANNUAL REPORT
First Focus Funds(SM)

SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2006

CORE EQUITY FUND

                                    SECURITY
  SHARES                          DESCRIPTION                           VALUE
----------   -----------------------------------------------------   -----------
COMMON STOCKS (97.9%):
             ADVERTISING (1.7%):
       907   Interpublic Group of Cos., Inc. (b)                     $     8,671
    21,000   Omnicom Group, Inc.                                       1,748,250
                                                                     -----------
                                                                       1,756,921
                                                                     -----------
             BANKS (6.5%):
    44,500   Bank of America Corp.                                     2,026,530
    30,700   BB&T Corp.                                                1,203,440
    18,400   Fifth Third Bancorp                                         724,224
    29,500   J.P. Morgan Chase & Co.                                   1,228,380
    40,200   National City Corp.                                       1,402,980
                                                                     -----------
                                                                       6,585,554
                                                                     -----------
             BROADCASTING (3.0%):
    51,200   Gannett Co., Inc.                                         3,067,904
                                                                     -----------
             CHEMICALS (2.0%):
    29,500   Air Products & Chemicals, Inc.                            1,982,105
                                                                     -----------
             COMMUNICATIONS (2.7%):
    38,100   AT&T, Inc.                                                1,030,224
    49,600   Verizon Communications, Inc.                              1,689,376
                                                                     -----------
                                                                       2,719,600
                                                                     -----------
             COMPUTER PRODUCTS (11.0%):
    29,500   Dell, Inc. (b)                                              877,920
    91,300   Hewlett-Packard Co.                                       3,003,770
    24,900   International Business Machines Corp.                     2,053,503
    92,400   Microsoft Corp.                                           2,514,204
    49,200   NCR Corp. (b)                                             2,056,068
    47,800   Vishay Intertechnology, Inc. (b)                            680,672
                                                                     -----------
                                                                      11,186,137
                                                                     -----------
             CONTAINERS & PACKAGING (2.3%):
    69,900   Sonoco Products Co.                                       2,367,513
                                                                     -----------
             COSMETICS & TOILETRIES (1.8%):
    31,700   Kimberly-Clark Corp.                                      1,832,260
                                                                     -----------
             DATA PROCESSING (2.5%):
    53,500   First Data Corp.                                          2,504,870
                                                                     -----------
             ELECTRICAL EQUIPMENT (3.6%):
    39,200   Emerson Electric Co.                                      3,278,296
    12,400   Texas Instruments, Inc.                                     402,628
                                                                     -----------
                                                                       3,680,924
                                                                     -----------
             ENERGY (2.0%):
    29,400   Southern Co. (L)                                            963,438
    60,100   XCEL Energy, Inc. (L)                                     1,090,815
                                                                     -----------
                                                                       2,054,253
                                                                     -----------
             FINANCIAL SERVICES (2.3%):
    21,200   Fannie Mae                                                1,089,680
    58,000   H & R Block, Inc.                                         1,255,700
                                                                     -----------
                                                                       2,345,380
                                                                     -----------
             FOOD, BEVERAGES & TOBACCO (7.4%):
    60,500   H.J. Heinz Co.                                          $ 2,294,160
    41,100   Kraft Foods, Inc. (L)                                     1,245,741
    12,100   Molson Coors Brewing Company                                830,302
    53,800   PepsiCo, Inc.                                             3,109,102
                                                                     -----------
                                                                       7,479,305
                                                                     -----------
             HOUSEHOLD PRODUCTS (3.9%):
    21,975   3M Co.                                                    1,663,288
    90,100   Newell Rubbermaid, Inc. (L)                               2,269,619
                                                                     -----------
                                                                       3,932,907
                                                                     -----------
             INSURANCE (8.0%):
    35,000   American International Group, Inc.                        2,313,150
    38,500   Chubb Corp.                                               3,674,440
    41,900   SAFECO Corp.                                              2,103,799
                                                                     -----------
                                                                       8,091,389
                                                                     -----------
             MACHINERY (6.7%):
    85,000   Ingersoll Rand Company Ltd. - Class A                     3,552,150
    40,800   Parker Hannifin Corp.                                     3,288,888
                                                                     -----------
                                                                       6,841,038
                                                                     -----------
             MEDICAL SERVICES (9.5%):
    76,000   Abbott Laboratories                                       3,227,720
    44,500   Bristol-Myers Squibb Company                              1,095,145
    45,400   Medtronic, Inc.                                           2,304,050
    39,200   Pfizer, Inc.                                                976,864
    30,600   Zimmer Holdings, Inc. (b)                                 2,068,560
                                                                     -----------
                                                                       9,672,339
                                                                     -----------
             NETWORKING PRODUCTS (1.2%):
    55,700   Cisco Systems, Inc. (b)                                   1,207,019
                                                                     -----------
             OIL & GAS EXPLORATION SERVICES (11.2%):
    39,400   Burlington Resources, Inc.                                3,621,253
    55,500   Chevron Texaco Corp.                                      3,217,335
    37,800   Exxon Mobil Corp.                                         2,300,508
    27,100   Transocean, Inc. (b)                                      2,176,130
                                                                     -----------
                                                                      11,315,226
                                                                     -----------
             REAL ESTATE INVESTMENT TRUSTS (2.1%):
    45,300   Equity Residential Properties Trust                       2,119,587
                                                                     -----------
             RETAIL (2.7%):
    24,900   Target Corp.                                              1,295,049
    55,800   TJX Co., Inc.                                             1,384,956
                                                                     -----------
                                                                       2,680,005
                                                                     -----------
             TOYS & GAMES (1.2%):
    67,300   Mattel, Inc.                                              1,220,149
                                                                     -----------
             TRANSPORTATION (2.6%):
    29,000   Union Pacific Corp.                                       2,707,150
                                                                     -----------
             Total Common Stocks (Cost $66,625,244)                   99,349,535
                                                                     -----------

                                                        (FIRST FOCUS FUNDS LOGO)

SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2006

CORE EQUITY FUND (CONCLUDED)

                                   SECURITY
  SHARES                         DESCRIPTION                           VALUE
----------   ----------------------------------------------------   ------------
INVESTMENT COMPANIES (3.1%):
 3,174,828   Goldman Sachs Financial Square
                Funds, Treasury Obligations Fund                    $  3,174,828
                                                                    ------------
Total Investment Companies (Cost $3,174,828)                           3,174,828
                                                                    ------------
POOL OF INVESTMENTS HELD AS COLLATERAL FOR
LOANED SECURITIES (5.0%):
5,162,063   Securities Lending Quality Trust                           5,162,063
                                                                    ------------
Total Pool of Investments Held as Collateral for
   Loaned Securities (Cost $5,162,063)                                 5,162,063
                                                                    ------------
Total (Cost $74,962,135) (a)                                        $107,686,426
                                                                    ============

Percentages indicated are based on net assets of $101,387,391.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $264,333. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation                                              $34,276,577
Unrealized depreciation                                               (1,816,619)
                                                                     -----------
Net unrealized appreciation (depreciation)                           $32,459,958
                                                                     ===========

(b)  Non-income producing securities.

(L)  All or a portion of security is on loan.

See Notes to Financial Statements.

ANNUAL REPORT
First Focus Funds(SM)

SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2006

GROWTH OPPORTUNITIES FUND

                                    SECURITY
  SHARES                          DESCRIPTION                           VALUE
----------   -----------------------------------------------------   -----------
COMMON STOCKS (99.6%):
             AEROSPACE & DEFENSE (2.0%):
    17,900   Alliant Techsystems, Inc. (b)                           $ 1,381,343
                                                                     -----------
             AIR COURIER SERVICES (1.9%):
    12,000   Fedex Corp.                                               1,355,280
                                                                     -----------
             AUTOMOTIVE (2.0%):
    20,000   Paccar, Inc.                                              1,409,600
                                                                     -----------
             BIOTECHNOLOGY (1.7%):
    25,000   Biogen Idec, Inc. (b)                                     1,177,500
                                                                     -----------
             BUILDING & CONSTRUCTION (3.4%):
    30,000   Hovnanian Enterprises Inc., Class A (b)                   1,317,900
    30,000   Toll Brothers, Inc. (b)                                   1,038,900
                                                                     -----------
                                                                       2,356,800
                                                                     -----------
             CHEMICALS (6.1%):
    30,000   Praxair, Inc.                                             1,654,500
    24,000   Sigma-Aldrich Corp. (L)                                   1,578,960
    23,000   The Scotts Miracle-Gro Co., Class A                       1,052,480
                                                                     -----------
                                                                       4,285,940
                                                                     -----------
             COMMERCIAL BANKS (4.2%):
    40,000   Commerce Bancorp, Inc. (L)                                1,466,000
    25,000   Wintrust Financial Corp. (L)                              1,454,250
                                                                     -----------
                                                                       2,920,250
                                                                     -----------
             COMMUNICATIONS (2.3%):
    19,000   L-3 Communications Holdings, Inc.                         1,630,010
                                                                     -----------
             ENTERTAINMENT & LEISURE (2.6%):
    23,000   Harrah's Entertainment, Inc.                              1,793,080
                                                                     -----------
             ENVIRONMENTAL SERVICES (2.1%):
    37,000   Waste Connections, Inc. (b)                               1,472,970
                                                                     -----------
             FOOD & BEVERAGE (4.6%):
    60,000   Constellation Brands, Inc., Class A (b)                   1,503,000
    50,000   United Natural Foods, Inc. (b) (L)                        1,748,500
                                                                     -----------
                                                                       3,251,500
                                                                     -----------
             HEALTH CARE SERVICES (1.4%):
    20,000   Cerner Corp. (b) (L)                                        949,000
                                                                     -----------
             INDUSTRIAL (2.5%):
    17,000   Nucor Corp.                                               1,781,430
                                                                     -----------
             INFORMATION TECHNOLOGY SERVICES (10.3%):
    25,000   Affiliated Computer Services Inc.,
             Class A (b)                                             $ 1,491,500
    25,000   Affiliated Computer Services Inc.,                        1,491,500
    35,000   Checkfree Corp. (b)                                       1,767,500
    25,000   Cognizant Technology Solutions
             Corp. (b)                                                 1,487,250
    20,000   FactSet Research Systems, Inc.                              887,000
    40,000   FISERV, Inc. (b)                                          1,702,000
                                                                     -----------
                                                                       7,335,250
                                                                     -----------
             INSURANCE (1.6%):
    12,000   Everest Re Group Ltd.                                     1,120,440
                                                                     -----------
             INTERNET SECURITY (1.4%):
    57,200   Symantec Corp. (b)                                          962,676
                                                                     -----------
             MANAGEMENT SERVICES (2.6%):
    25,000   Resources Connection, Inc. (b)                              622,750
    12,000   The Corporate Executive Board Co.                         1,210,800
                                                                     -----------
                                                                       1,833,550
                                                                     -----------
             MANUFACTURING - DIVERSIFIED (8.5%):
    35,000   Aviall, Inc. (b) (L)                                      1,332,800
    25,000   Danaher Corp.                                             1,588,750
    15,000   Eaton Corp.                                               1,094,550
    20,000   Illinois Tool Works, Inc.                                 1,926,200
                                                                     -----------
                                                                       5,942,300
                                                                     -----------
             MEDICAL PRODUCTS (6.4%):
    40,000   Biomet, Inc.                                              1,420,800
    22,000   Fisher Scientific International, Inc. (b)                 1,497,100
    16,000   Stryker Corp.                                               709,440
    30,000   VCA Antech, Inc. (b)                                        854,400
                                                                     -----------
                                                                       4,481,740
                                                                     -----------
             MOTORCYCLES (1.8%):
    25,000   Harley-Davidson, Inc. (L)                                 1,297,000
                                                                     -----------
             OIL & GAS EXPLORATION SERVICES (4.1%):
    20,000   Apache Corp.                                              1,310,200
    26,000   Valero Energy Corp.                                       1,554,280
                                                                     -----------
                                                                       2,864,480
                                                                     -----------

                                                        (FIRST FOCUS FUNDS LOGO)

SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2006

GROWTH OPPORTUNITIES FUND (CONCLUDED)

                                    SECURITY
  SHARES                          DESCRIPTION                           VALUE
----------   -----------------------------------------------------   -----------
COMMON STOCKS (CONTINUED)
             PHARMACEUTICALS (2.3%):
    36,000   Forest Laboratories, Inc. (b)                           $ 1,606,680
                                                                     -----------
             RAILROADS (1.9%):
    25,000   Norfolk Southern Corp.                                    1,351,750
                                                                     -----------
             RECREATIONAL VEHICLES (2.7%):
    35,000   Thor Industries, Inc. (L)                                 1,867,600
                                                                     -----------
             RESTAURANTS (2.2%):
    40,800   Starbucks Corp. (b)                                       1,535,712
                                                                     -----------
             RETAIL (4.2%):
    22,000   Best Buy Co., Inc.                                        1,230,460
    36,250   Jos. A. Bank Clothiers, Inc. (b) (L)                      1,738,188
                                                                     -----------
                                                                       2,968,648
                                                                     -----------
             SEMICONDUCTOR EQUIPMENT (1.5%):
    20,000   Marvell Technology Group Ltd. -
             ADR (b)                                                   1,082,000
                                                                     -----------
             SOFTWARE (7.3%):
    45,000   Adobe Systems, Inc.                                       1,571,400
    48,000   Citrix Systems, Inc. (b)                                  1,819,200
    75,000   Jack Henry & Associates, Inc.                             1,715,250
                                                                     -----------
                                                                       5,105,850
                                                                     -----------
             TEXTILE - APPAREL (1.5%):
    30,000   Coach, Inc. (b)                                           1,037,400
                                                                     -----------
             TRANSPORTATION (2.5%):
    40,000   Landstar System, Inc.                                     1,764,800
                                                                     -----------
Total Common Stocks (Cost $43,259,775)                                69,922,579
                                                                     -----------
INVESTMENT COMPANIES (0.4%):
   303,104   Goldman Sachs Financial Square
             Funds, Treasury Obligations Fund                            303,104
                                                                     -----------
Total Investment Companies (Cost $303,104)                               303,104
                                                                     -----------
POOL OF INVESTMENTS HELD AS COLLATERAL FOR
LOANED SECURITIES (18.3%):
12,832,977   Securities Lending Quality Trust                        $12,832,977
                                                                     -----------
Total Pool of Investments Held as Collateral for
   Loaned Securities (Cost $12,832,977)                               12,832,977
                                                                     -----------
Total (Cost $56,395,856) (a)                                         $83,058,660
                                                                     ===========

Percentages indicated are based on net assets of $70,210,811.

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

             Unrealized appreciation                                 $26,839,361
             Unrealized depreciation                                    (176,557)
                                                                     -----------
             Net unrealized appreciation (depreciation)              $26,662,804
                                                                     ===========

(b)  Non-income producing securities.

(L)  All or a portion of security is on loan as of March 31, 2006.

ADR American Depository Receipt

See Notes to Financial Statements.

ANNUAL REPORT
First Focus Funds(SM)

SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2006

SMALL COMPANY FUND

                                    SECURITY
  SHARES                          DESCRIPTION                           VALUE
----------   -----------------------------------------------------   -----------
COMMON STOCKS (97.3%):
             AUTOMOTIVE (1.2%):
    15,800   Clarcor, Inc.                                           $   562,480
                                                                     -----------
             BANKS (12.6%):
    30,500   Bancorpsouth, Inc.                                          732,305
    61,750   Bank Mutual Corp.                                           731,120
    21,400   Cullen/Frost Bankers, Inc.                                1,150,250
    22,700   Greater Bay Bancorp                                         629,698
    13,300   MB Financial, Inc.                                          470,820
    29,000   National Penn Bancshares, Inc. (L)                          617,115
    19,700   United Bankshares, Inc.                                     753,919
    24,600   Wilmington Trust Corp.                                    1,066,410
                                                                     -----------
                                                                       6,151,637
                                                                     -----------
             CHEMICALS (3.3%):
    21,100   Albemarle Corp.                                             956,885
    21,600   Arch Chemicals, Inc.                                        656,640
                                                                     -----------
                                                                       1,613,525
                                                                     -----------
             COMPUTER PRODUCTS (2.5%):
    23,100   Avocent Corp. (b)                                           733,194
    14,800   Transaction Systems Architects, Inc. (b)                    461,908
                                                                     -----------
                                                                       1,195,102
                                                                     -----------
             COMPUTER SERVICES (0.2%):
     5,900   Syntel, Inc.                                                111,628
                                                                     -----------
             CONTAINERS & PACKAGING (1.4%):
    15,900   Ball Corp.                                                  696,897
                                                                     -----------
             DIVERSIFIED MANUFACTURING (12.2%):
    17,200   Barnes Group, Inc. (L)                                      696,600
    13,300   Ennis, Inc. (L)                                             259,350
    15,700   Modine Manufacturing Co.                                    463,150
    15,800   Teleflex, Inc.                                            1,131,754
    26,600   Trinity Industries, Inc. (L)                              1,446,774
    20,800   Valmont Industries, Inc.                                    874,432
    51,300   Worthington Industries, Inc.                              1,029,078
                                                                     -----------
                                                                       5,901,138
                                                                     -----------
             ELECTRICAL COMPONENTS & EQUIPMENT (4.1%):
     4,682   DRS Technologies, Inc.                                      256,901
    63,800   Entegris, Inc. (b)                                          678,832
     8,600   Hubbell, Inc., Class B                                      440,836
    18,200   Littlefuse, Inc. (b)                                        621,166
                                                                     -----------
                                                                       1,997,735
                                                                     -----------
             FINANCIAL SERVICES (0.5%):
     7,200   ASTA Funding, Inc. (L)                                      239,472
                                                                     -----------
             FOOD, BEVERAGES & TOBACCO (5.4%):
    33,200   Corn Products International, Inc.                       $   981,724
    13,400   Lance, Inc.                                                 301,500
     8,500   Molson Coors Brewing Company                                583,270
    26,400   Sensient Technologies Corp.                                 476,520
     5,600   Weis Markets, Inc. (L)                                      249,592
                                                                     -----------
                                                                       2,592,606
                                                                     -----------
             HOUSEHOLD PRODUCTS (2.4%):
    16,100   Church & Dwight Co., Inc.                                   594,412
    19,000   WD-40 Co.                                                   586,150
                                                                     -----------
                                                                       1,180,562
                                                                     -----------
             INSURANCE (1.8%):
    22,400   Arthur J. Gallagher & Co.                                   622,944
     6,900   First American Corp.                                        270,204
                                                                     -----------
                                                                         893,148
                                                                     -----------
             MACHINERY (3.5%):
    14,650   Stewart & Stevenson Services, Inc.                          534,432
    10,800   Tecumseh Products Co., Class A (L)                          265,032
    16,700   Tennant Co. (L)                                             873,744
                                                                     -----------
                                                                       1,673,208
                                                                     -----------
             MEDICAL SERVICES (12.3%):
     7,800   Cambrex Corp.                                               152,412
     7,500   Conor Medsystems, Inc. (b)                                  220,500
     4,700   Cyberonics, Inc. (b) (L)                                    121,119
    10,800   Datascope Corp.                                             427,248
     8,100   Edwards Lifesciences Corp. (b)                              352,350
    54,900   K-V Pharmaceutical Co., Class A (b) (L)                   1,324,188
     2,700   Kos Pharmaceuticals, Inc. (b)                               128,979
     4,100   Kyphon, Inc. (b) (L)                                        152,520
     8,900   Medicis Pharmaceutical Corp., Class A                       290,140
    16,700   Orchid Cellmark, Inc. (b) (L)                                95,858
    36,800   Steris Corp.                                                908,224
    19,300   SuperGen, Inc. (b) (L)                                      109,624
    22,600   West Pharmaceutical Services, Inc.                          784,672
    35,800   Zoll Medical Corp. (b) (L)                                  942,972
                                                                     -----------
                                                                       6,010,806
                                                                     -----------
             NETWORKING PRODUCTS (1.0%):
    19,100   Safenet, Inc. (b) (L)                                       505,768
                                                                     -----------
             PAPER PRODUCTS (1.9%):
    49,300   Glatfelter                                                  903,669
                                                                     -----------
             PETROLEUM REFINING (6.5%):
    13,700   Newfield Exploration Co. (b)                                574,030
    30,600   St. Mary Land & Exploration Co. (L)                       1,249,398
    23,700   Tidewater, Inc.                                           1,308,951
                                                                     -----------
                                                                       3,132,379
                                                                     -----------

                                                        (FIRST FOCUS FUNDS LOGO)

SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2006

SMALL COMPANY FUND (CONCLUDED)

                                    SECURITY
  SHARES                          DESCRIPTION                           VALUE
----------   -----------------------------------------------------   -----------
COMMON STOCKS (CONTINUED)
             PRINTING & PUBLISHING (2.2%):
    86,500   Journal Register Co. (L)                                $ 1,053,570
                                                                     -----------
             REAL ESTATE INVESTMENT TRUSTS (1.5%):
     7,100   Home Properties of New York, Inc.                           362,810
     7,700   Mack-Cali Realty Corp.                                      369,600
                                                                     -----------
                                                                         732,410
                                                                     -----------
             RETAIL (7.9%):
    11,800   Ann Taylor Stores Corp. (b)                                 434,122
    53,000   Casey's General Stores, Inc.                              1,212,110
    45,200   Hasbro, Inc.                                                953,720
    35,500   J. Jill Group, Inc. (b)                                     848,805
    19,100   Paxar Corp. (b)                                             373,787
                                                                     -----------
                                                                       3,822,544
                                                                     -----------
             SEMICONDUCTORS (4.2%):
    77,900   Kemet Corp. (b) (L)                                         737,713
     9,100   Park Electrochemical Corp.                                  268,450
    62,700   SBS Technologies, Inc. (b)                                1,015,740
                                                                     -----------
                                                                       2,021,903
                                                                     -----------
             TELECOMMUNICATION (0.7%):
     7,288   West Corp. (b)                                              325,482
                                                                     -----------
             TRANSPORTATION (2.1%):
    54,500   Werner Enterprises, Inc.                                  1,001,165
                                                                     -----------
             UTILITIES (5.9%):
    11,900   Black Hills Corp.                                           404,600
    22,200   IDACORP, Inc. (L)                                           721,944
    29,700   OGE Energy Corp.                                            861,300
    17,500   WPS Resources Corp. (L)                                     861,350
                                                                     -----------
                                                                       2,849,194
                                                                     -----------
Total Common Stocks (Cost $31,858,901)                                47,168,028
                                                                     -----------
INVESTMENT COMPANIES (1.5%):
   730,502   Goldman Sachs Financial Square
             Funds, Treasury Obligations Fund                            730,502
                                                                     -----------
Total Investment Companies (Cost $730,502)                               730,502
                                                                     -----------
POOL OF INVESTMENTS HELD AS COLLATERAL FOR
LOANED SECURITIES (16.5%):
7,971,115   Securities Lending Quality Trust                         $ 7,971,115
                                                                     -----------
Total Pool of Investments Held as Collateral for
   Loaned Securities (Cost $7,971,115)                                 7,971,115
                                                                     -----------
Total (Cost $40,560,518) (a)                                         $55,869,645
                                                                     ===========

Percentages indicated are based on net assets of $48,464,788.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $440,961. Cost for federal income tax differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation                                             $ 16,505,252
Unrealized depreciation                                              ($1,637,086)
                                                                    ------------
Net unrealized appreciation (depreciation)                            14,868,166
                                                                    ============

(b)  Non-income producing securities.

(L)  All or a portion of security is on loan as of March 31, 2006.

See Notes to Financial Statements.

ANNUAL REPORT
First Focus Funds(SM)

SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2006

INTERNATIONAL EQUITY FUND

                                    SECURITY
  SHARES                          DESCRIPTION                           VALUE
----------   -----------------------------------------------------   -----------
FOREIGN STOCK AND RIGHTS (98.0%):
             AUSTRALIA (3.7%):
    34,694   BHP Billiton, Ltd.                                      $   695,255
    23,394   QBE Insurance Group, Ltd.                                   366,340
    10,666   Rio Tinto, Ltd.                                             601,915
    51,553   Transurban Group                                            248,683
                                                                     -----------
                                                                       1,912,193
                                                                     -----------
             AUSTRIA (0.7%):
     7,044   Wienerberger AG                                             354,210
                                                                     -----------
             FINLAND (0.7%):
    17,510   Nokia OYJ                                                   362,383
                                                                     -----------
             FRANCE (8.7%):
     1,682   AGF - Assurances Generales de France                        202,992
    10,927   Axa                                                         383,436
     7,000   BNP Paribas                                                 650,135
     7,000   Bnp Paribas Rights                                            6,701
    14,346   France Telecom SA                                           322,628
     9,492   Publicis Groupe                                             370,345
     3,103   Renault SA                                                  329,930
     5,692   Sanofi-Aventis SA                                           541,412
     4,310   Societe Generale                                            648,101
     3,918   Total SA                                                  1,033,514
                                                                     -----------
                                                                       4,489,194
                                                                     -----------
             GERMANY (7.4%):
     3,079   Allianz AG                                                  514,628
     4,939   BASF AG                                                     387,082
     4,468   Deutsche Bank AG                                            509,714
     3,256   E.ON AG                                                     358,429
     8,181   Hannover Rueckversicherungs                                 304,524
       402   Porsche AG                                                  383,982
     2,027   SAP AG                                                      440,380
     5,457   Siemens AG                                                  508,678
     7,390   Titan Cement Co.                                            352,804
                                                                     -----------
                                                                       3,760,221
                                                                     -----------
             HONG KONG (1.2%):
    37,000   Cheung Kong Holdings, Ltd.                                  392,227
   688,000   Victory City International Holdings, Ltd.                   248,283
                                                                     -----------
                                                                         640,510
                                                                     -----------
             IRELAND (2.5%):
   153,409   AGI Therapeutics Ltd. (b)                                   282,545
    14,113   DCC Plc                                                     330,727
    13,989   Irish Life & Permanent Plc                                  335,618
     6,300   Ryanair Holdings Plc - ADR (b)                              344,610
                                                                     -----------
                                                                       1,293,500
                                                                     -----------
             ITALY (1.3%):
    25,982   Bulgari S.P.A.                                              312,619
    50,739   Unicredito Italiano S.P.A.                                  366,729
                                                                     -----------
                                                                         679,348
                                                                     -----------
             JAPAN (19.6%):
    12,900   Ahresty Corp.                                           $   331,050
     8,400   Astellas Pharma Inc.                                        319,069
     8,600   CANON, Inc.                                                 569,290
     9,400   Honda Motor Co., Ltd.                                       582,308
    10,400   Hoya Corp.                                                  419,782
     1,540   Keyence Corp.                                               400,442
    26,000   KOMATSU, Ltd.                                               496,006
    38,000   Kubota Corp.                                                410,095
    78,000   Marubeni Corp.                                              408,294
        60   Mitsubishi Tokyo Financial Group, Inc.                      917,744
    20,000   Mitsui Fudosan Co., Ltd.                                    459,721
        82   Mizuho Financial Group, Inc.                                671,023
    27,500   Nikko Cordial Corporation                                   455,685
     1,860   OBIC Co., Ltd.                                              392,294
     1,700   Orix Corp.                                                  529,444
    25,000   Sharp Corp.                                                 442,938
     2,400   SMC Corp.                                                   374,031
        51   Sumitomo Mitsui Financial Group, Inc.                       563,392
    18,800   Toyota Motor Corp.                                        1,027,227
    12,700   Ushio, Inc.                                                 302,715
                                                                     -----------
                                                                      10,072,550
                                                                     -----------
             MALAYSIA (0.6%):
   145,800   Top Glove Corp.                                             304,897
                                                                     -----------
             NETHERLANDS (3.3%):
    13,073   ABN Amro Holding NV                                         391,894
    19,308   Aegon N.V.                                                  357,248
    13,555   ING Groep NV                                                535,440
     6,557   Randstad Holding NV                                         388,594
                                                                     -----------
                                                                       1,673,176
                                                                     -----------
             NORWAY (1.2%):
    12,282   Statoil ASA                                                 354,358
    31,197   Tandberg ASA                                                282,172
                                                                     -----------
                                                                         636,530
                                                                     -----------
             SINGAPORE (3.1%):
   415,000   Bio-Treat Technology, Ltd.                                  310,833
   125,000   Ezra Holdings Ltd.                                          198,855
   429,000   Fibrechem Technologies, Ltd. (b)                            302,730
   238,000   Goodpack, Ltd.                                              275,494
   107,000   Raffles Education Corp., Ltd.                               152,337
   657,000   Tat Hong Holdings, Ltd.                                     353,815
                                                                     -----------
                                                                       1,594,064
                                                                     -----------
             SOUTH KOREA (2.8%):
     8,597   Hyundai Motor Company, Ltd. - GDR                           361,434
     4,804   Kookmin Bank - ADR                                          410,838
     1,322   Samsung Electronics - GDR                                   431,964
    10,800   SK Telecom Co., Ltd. - ADR                                  254,772
                                                                     -----------
                                                                       1,459,008
                                                                     -----------

                                                        (FIRST FOCUS FUNDS LOGO)

SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2006

INTERNATIONAL EQUITY FUND (CONCLUDED)

                                    SECURITY
  SHARES                          DESCRIPTION                           VALUE
----------   -----------------------------------------------------   -----------
FOREIGN STOCK AND RIGHTS (CONTINUED)
             SPAIN (2.8%):
    26,971   Banco Bilbao Vizcaya SA                                 $   562,760
    34,759   Banco Santander Central Hispanoamericano                    507,514
    24,965   Telefonica SA                                               391,737
                                                                     -----------
                                                                       1,462,011
                                                                     -----------
             SWEDEN (0.7%):
    21,925   AB SKF, Class B                                             357,676
                                                                     -----------
             SWITZERLAND (8.8%):
    30,635   ABB, Ltd. (b)                                               386,669
     9,150   Credit Suisse Group                                         513,560
       346   Geberit Internatinal AG                                     330,523
     1,984   Nestle SA                                                   589,126
    12,638   Novartis AG                                                 703,027
     3,346   Roche Holding AG                                            498,319
     2,213   Syngenta AG (b)                                             311,073
     7,735   UBS AG                                                      849,882
     1,583   Zurich Financial Services AG (b)                            371,974
                                                                     -----------
                                                                       4,554,153
                                                                     -----------
             TAIWAN (1.5%):
    31,378   Hon Hai Precision Industry Co., Ltd.                        388,673
    35,690   Taiwan Semiconductor Manufacturing Company, Ltd.            359,041
                                                                     -----------
                                                                         747,714
                                                                     -----------
             THAILAND (2.3%):
   474,300   Bangkok Expressway Public Co.                               275,805
    26,000   PTT Exploration & Production Public Company Ltd.            369,279
    35,900   Siam Cement Co., Ltd.                                       236,470
 2,854,800   TMB Bank Public Company, Ltd. (b)                           293,817
                                                                     -----------
                                                                       1,175,371
                                                                     -----------
             UNITED KINGDOM (25.1%):
    13,748   Anglo American Plc                                          529,725
    33,828   Aviva Plc                                                   469,833
    47,408   Barclays Plc                                                554,675
    33,063   BG Group Plc                                                413,259
    98,925   BP Plc                                                    1,135,944
   118,921   Cardpoint Plc (b)                                           185,414
   409,000   Charlemagne Capital Ltd. (b)                                696,303
    26,492   Glaxosmithkline Plc                                         692,628
    16,850   GUS Plc                                                     308,817
    57,267   Halfords Group Plc                                          336,256
    33,907   HBOS Plc                                                    566,059
    64,262   HSBC Holdings Plc                                         1,077,285
     7,164   Inchcape Plc                                                324,448
    38,117   Informa Group Plc                                           318,337
   143,117   Legal & General Group Plc                                   353,044
    64,540   Petrofac, Ltd. (b)                                          361,302
    12,581   Reckitt Benckiser Plc                                   $   442,796
    53,229   Reuters Group Plc                                           366,641
    42,866   Rolls-Royce Group Plc                                       341,057
 2,306,189   Rolls-Royce Group Plc, Class B                                4,006
   150,989   Royal & Sun Allicance Insurance Group Plc                   361,315
    23,495   Royal Bank of Scotland Group Plc                            764,473
    25,621   Royal Dutch Shell Plc                                       833,203
     9,458   Standard Chartered Plc                                      235,283
    64,346   Tesco Plc                                                   368,880
    16,420   Unit 4 Agresso NV (b)                                       306,399
   247,198   Vodafone Group Plc                                          517,465
                                                                     -----------
                                                                      12,864,847
                                                                     -----------
Total Foreign Stock (Cost $39,399,460)                               $50,393,556
                                                                     -----------

EXCHANGE TRADED FUNDS (0.9%):
             UNITED STATES (0.9%):
    36,136   iShares MSCI Taiwan Index Fund                              458,566
                                                                     -----------
Total Exchange Traded Funds (Cost $407,510)                              458,566
                                                                     -----------
Total (Cost $39,806,970) (a)                                          50,852,122
                                                                     ===========

Percentages indicated are based on net assets of $51,495,162.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $64,848 and the PFIC mark to market of $301,661. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation                                              $11,305,963
Unrealized depreciation                                                 (627,826)
                                                                     -----------
Net unrealized appreciation (depreciation)                           $10,678,137
                                                                     ===========

(b)  Non-income producing securities.

Plc  Public limited company

ADR  American Depository Receipt

GDR  Global Depository Receipt

See Notes to Financial Statements.

ANNUAL REPORT
First Focus Funds(SM)

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2006


                                                                   SHORT-INTERMEDIATE
                                                                        BOND FUND       INCOME FUND
                                                                   ------------------   -----------
ASSETS:
   Investments, at cost                                               $73,957,615       $58,057,998
   Unrealized appreciation (depreciation) of investments                 (924,748)         (660,247)
                                                                      -----------       -----------
   Investments, at value *                                             73,032,867        57,397,751
   Foreign currency, at value (Cost $0,$0,$0,$0,$0,$0,$0, and
      $14,911, respectively)                                                   --                --
   Interest and dividends receivable                                      811,929           463,906
   Receivable for capital shares issued                                    43,798            77,618
   Receivable for investments sold                                             --                --
   Net unrealized appreciation on foreign currencies                           --                --
   Reclaims receivable                                                         --                --
   Prepaid expenses and other assets                                       13,661            15,608
                                                                      -----------       -----------
Total Assets                                                           73,902,255        57,954,883
                                                                      -----------       -----------
LIABILITIES:
   Cash overdraft                                                              --                --
   Distributions payable                                                  173,129           103,358
   Payable for investments purchased                                           --                --
   Payable for capital shares redeemed                                     72,953            37,741
   Payable for cash collateral received on securities loaned           12,602,401         3,705,850
   Accrued expenses and other payables:
      Investment advisory fees                                             18,798            24,795
      Administration fees                                                   1,001               890
      Distribution fees                                                     5,222             4,678
      Chief compliance officer fees                                           692                --
      Other fees                                                           36,361            32,248
                                                                      -----------       -----------
Total Liabilities                                                      12,910,557         3,909,560
                                                                      -----------       -----------
Net Assets                                                            $60,991,698       $54,045,323
                                                                      ===========       ===========
COMPOSITION OF NET ASSETS:
Capital                                                                65,248,828        57,039,498
Undistributed (distributions in excess of) net investment income       (1,209,156)         (131,329)
Undistributed realized gains (losses) on investment and foreign
   currency transactions                                               (2,123,226)       (2,202,599)
Net unrealized appreciation (depreciation) of investments and
   translation of assets and liabilities in foreign currencies           (924,748)         (660,247)
                                                                      -----------       -----------
Net Assets                                                            $60,991,698       $54,045,323
                                                                      ===========       ===========
Shares of beneficial interest                                           6,525,157         5,676,823
                                                                      ===========       ===========
Net asset value, offering and redemption price per share              $      9.35       $      9.52
                                                                      ===========       ===========

*    Includes securities on loan of $12,354,784, $3,629,918, $0, $8,889,231,
     $5,037,662, $12,553,723, $7,777,389, and $0, respectively.

See Notes to Financial Statements.

                                                        (FIRST FOCUS FUNDS LOGO)

                                                 GROWTH         SMALL
   NEBRASKA       BALANCED     CORE EQUITY   OPPORTUNITIES     COMPANY     INTERNATIONAL
TAX-FREE FUND       FUND          FUND            FUND           FUND       EQUITY FUND
-------------   -----------   ------------   -------------   -----------   ------------

 $48,892,128    $34,607,965   $ 74,962,135    $56,395,856    $40,560,518    $39,806,970
     789,908      7,825,867     32,724,291     26,662,804     15,309,127     11,045,152
 -----------    -----------   ------------    -----------    -----------    -----------
  49,682,036     42,433,832    107,686,426     83,058,660     55,869,645     50,852,122

          --             --             --             --             --         14,951
     655,981        111,631        172,266         25,015         36,855        219,029
          --         98,563         85,111        134,716         82,029        343,940
          --             --        717,460             --        528,563      1,904,464
          --             --             --             --             --             98
          --             --             --             --             --         23,388
       4,682         10,782         15,533         10,980          8,617          6,880
 -----------    -----------   ------------    -----------    -----------    -----------
  50,342,699     42,654,808    108,676,796     83,229,371     56,525,709     53,364,872
 -----------    -----------   ------------    -----------    -----------    -----------

          --             --             --             --             --        287,240
     148,636             --             --             --             --             --
          --             --        962,553             --             --      1,484,136
     590,000          4,209      1,029,551         73,781         20,827         16,093
          --      9,083,313      5,162,063     12,832,977      7,971,115             --

      22,453         21,175         65,614         45,450         34,384         38,284
         828            549          1,693          1,156            790            834
       4,403          2,823          8,748          6,060          4,045          4,254
          --            868          1,364            854            974          2,254
      30,531         24,248         57,819         58,282         28,786         36,615
 -----------    -----------   ------------    -----------    -----------    -----------
     796,851      9,137,185      7,289,405     13,018,560      8,060,921      1,869,710
 -----------    -----------   ------------    -----------    -----------    -----------
 $49,545,848    $33,517,623   $101,387,391    $70,210,811    $48,464,788    $51,495,162
 ===========    ===========   ============    ===========    ===========    ===========

  48,524,785     25,994,537     64,246,248     38,738,727     31,605,214     38,620,203
           1          5,250         10,177             --          5,494        130,660

     231,154       (308,031)     4,406,675      4,809,280      1,544,953      1,699,281

     789,908      7,825,867     32,724,291     26,662,804     15,309,127     11,045,018
 -----------    -----------   ------------    -----------    -----------    -----------
 $49,545,848    $33,517,623   $101,387,391    $70,210,811    $48,464,788    $51,495,162
 ===========    ===========   ============    ===========    ===========    ===========
   5,141,841      2,369,711      9,700,660      4,355,192      2,413,308      3,820,072
 ===========    ===========   ============    ===========    ===========    ===========
 $      9.64    $     14.14   $      10.45    $     16.12    $     20.08    $     13.48
 ===========    ===========   ============    ===========    ===========    ===========

ANNUAL REPORT
First Focus Funds(SM)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2006

                                                                                          SHORT-INTERMEDIATE      INCOME
                                                                                               BOND FUND           FUND
                                                                                          ------------------   -----------
INVESTMENT INCOME:
   Interest                                                                                   $2,496,203       $ 2,827,311
   Dividend                                                                                       20,560            20,330
   Foreign tax withholding                                                                            --                --
   Income from securities lending                                                                 13,536             6,671
                                                                                              ----------       -----------
Total Income                                                                                   2,530,299         2,854,312
                                                                                              ----------       -----------
EXPENSES:
   Investment advisory fees                                                                      320,441           363,586
   Administration fees                                                                            96,133            90,896
   Shareholder service fees                                                                       64,088            60,597
   Accounting fees                                                                                12,151            12,216
   Custodian fees                                                                                 19,226            18,179
   Chief compliance officer fees                                                                   3,044             3,067
   Director fees                                                                                   3,289             3,309
   Registration and filing fees                                                                   18,850            21,188
   Transfer agent fees                                                                            34,400            32,890
   Other fees                                                                                     54,024            51,292
                                                                                              ----------       -----------
Total expenses before waivers                                                                    625,646           657,220
   Expenses voluntarily reduced                                                                  (89,723)          (42,418)
   Expenses paid indirectly                                                                           --                --
                                                                                              ----------       -----------
Total Expenses                                                                                   535,923           614,802
                                                                                              ----------       -----------
Net Investment Income (Loss)                                                                   1,994,376         2,239,510
                                                                                              ----------       -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment and foreign currency transactions                     (410,362)         (788,421)
Change in unrealized appreciation/depreciation on investments and translation of assets
   and liabilities in foreign currencies                                                        (315,420)         (507,428)
                                                                                              ----------       -----------
Net realized and unrealized gains (losses) on investments and foreign currency                  (725,782)       (1,295,849)
                                                                                              ----------       -----------
Change in net assets resulting from operations                                                $1,268,594       $   943,661
                                                                                              ==========       ===========

See Notes to Financial Statements.

                                                        (FIRST FOCUS FUNDS LOGO)

  NEBRASKA                                           GROWTH         SMALL
  TAX-FREE                                       OPPORTUNITIES     COMPANY    INTERNATIONAL
    FUND      BALANCED FUND   CORE EQUITY FUND        FUND          FUND       EQUITY FUND
-----------   -------------   ----------------   -------------   ----------   -------------
$ 2,658,050    $  319,527        $        54      $        59    $       85    $        --
     19,731       174,109          2,142,858          462,445       745,219        982,645
         --            --                 --               --            --        (59,439)
         --        12,960              1,209           27,519         5,923             --
-----------    ----------        -----------      -----------    ----------    -----------
  2,677,781       506,596          2,144,121          490,023       751,227        923,206
-----------    ----------        -----------      -----------    ----------    -----------
    432,211       225,557            772,076          551,757       389,294        390,058
     92,617        45,111            154,416          110,352        68,699         58,509
     61,744        30,074            102,943           73,567        45,799         39,006
     12,926         7,230             14,853           10,621         9,358         24,634
     18,523         9,022             30,882           22,070        13,739         25,353
      2,786         2,590              6,430            3,845         2,937          4,383
      3,436         1,474              5,304            3,864         2,241          1,817
      3,147        23,030             21,101           22,905        18,945         15,103
     32,819        28,417             41,761           36,712        32,176         29,808
     51,828        32,236             89,046           79,823        41,526         39,752
-----------    ----------        -----------      -----------    ----------    -----------
    712,037       404,741          1,238,812          915,516       624,714        628,423
   (117,315)           --                 --               --            --        (39,007)
         --        (3,226)                --          (16,410)           --             --
-----------    ----------        -----------      -----------    ----------    -----------
    594,722       401,515          1,238,812          899,106       624,714        589,416
-----------    ----------        -----------      -----------    ----------    -----------
  2,083,059       105,081            905,309         (409,083)      126,513        333,790
-----------    ----------        -----------      -----------    ----------    -----------

    675,004       909,124          8,896,852       10,106,795     3,504,914      2,732,317

 (1,545,046)    2,962,641          1,360,585        3,685,116     4,509,232      8,552,500
-----------    ----------        -----------      -----------    ----------    -----------
   (870,042)    3,871,765         10,257,437       13,791,911     8,014,146     11,284,817
-----------    ----------        -----------      -----------    ----------    -----------
$ 1,213,017    $3,976,846        $11,162,746      $13,382,828    $8,140,659    $11,618,607
===========    ==========        ===========      ===========    ==========    ===========

ANNUAL REPORT
First Focus Funds(SM)

STATEMENTS OF CHANGES IN NET ASSETS

                                                              SHORT-INTERMEDIATE                  INCOME
                                                                  BOND FUND                        FUND
                                                         ---------------------------   ---------------------------
                                                         FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                                             ENDED          ENDED          ENDED          ENDED
                                                           MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                                             2006           2005           2006           2005
                                                         ------------   ------------   ------------   ------------
OPERATIONS:
Net investment income                                    $  1,994,376   $  1,962,520   $  2,239,510   $  2,833,469
Net realized gains (losses) on investment transactions       (410,362)       113,149       (788,421)       236,915
Change in unrealized appreciation/depreciation on
   investments                                               (315,420)    (2,758,657)      (507,428)    (3,303,249)
                                                         ------------   ------------   ------------   ------------
Change in net assets resulting from operations              1,268,594       (682,988)       943,661       (232,865)
                                                         ------------   ------------   ------------   ------------
DIVIDENDS TO SHAREHOLDERS:
   From net investment income                              (2,792,645)    (2,848,570)    (2,518,923)    (3,257,441)
                                                         ------------   ------------   ------------   ------------
Change in net assets from dividends to shareholders        (2,792,645)    (2,848,570)    (2,518,923)    (3,257,441)
                                                         ------------   ------------   ------------   ------------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued                             12,745,395     23,712,201      6,956,300      4,804,426
   Proceeds from dividends reinvested                         804,997        874,117      1,185,310      1,292,730
   Cost of shares redeemed                                (18,700,718)   (19,951,593)   (20,165,724)   (30,282,714)
                                                         ------------   ------------   ------------   ------------
Change in net assets from capital transactions             (5,150,326)     4,634,725    (12,024,114)   (24,185,558)
                                                         ------------   ------------   ------------   ------------
Change in net assets                                       (6,674,377)     1,103,167    (13,599,376)   (27,675,864)
                                                         ------------   ------------   ------------   ------------
NET ASSETS:
   Beginning of year                                       67,666,075     66,562,908     67,644,699     95,320,563
                                                         ------------   ------------   ------------   ------------
   End of year                                           $ 60,991,698   $ 67,666,075   $ 54,045,323   $ 67,644,699
                                                         ============   ============   ============   ============
Distributions in excess of net investment income           (1,209,156)    (1,092,543)      (131,329)      (390,586)
                                                         ============   ============   ============   ============
SHARE TRANSACTIONS:
   Shares issued                                            1,341,678      2,424,934        713,562        483,588
   Shares reinvested                                           84,790         89,268        121,707        130,112
   Shares redeemed                                         (1,967,291)    (2,042,380)    (2,066,524)    (3,061,765)
                                                         ------------   ------------   ------------   ------------
Change in shares                                             (540,823)       471,822     (1,231,255)    (2,448,065)
                                                         ============   ============   ============   ============

See Notes to Financial Statements.

                                                        (FIRST FOCUS FUNDS LOGO)

STATEMENTS OF CHANGES IN NET ASSETS

                                                         NEBRASKA TAX-FREE FUND            BALANCED FUND
                                                      ---------------------------   ---------------------------
                                                      FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                                          ENDED          ENDED          ENDED          ENDED
                                                        MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                                          2006           2005           2006           2005
                                                      ------------   ------------   ------------   ------------
OPERATIONS:
Net investment income                                 $  2,083,059   $  2,597,416   $   105,081    $    155,374
Net realized gains on investment transactions              675,004        345,332       909,124         981,053
Change in unrealized appreciation/depreciation on
   investments                                          (1,545,046)    (2,460,126)    2,962,641         517,331
                                                      ------------   ------------   -----------    ------------
Change in net assets resulting from operations           1,213,017        482,622     3,976,846       1,653,758
                                                      ------------   ------------   -----------    ------------
DIVIDENDS TO SHAREHOLDERS:
   From net investment income                           (2,083,059)    (2,597,166)     (105,322)       (155,114)
   From net realized gains on investments                 (555,524)      (691,322)           --              --
                                                      ------------   ------------   -----------    ------------
Change in net assets from dividends to shareholders     (2,638,583)    (3,288,488)     (105,322)       (155,114)
                                                      ------------   ------------   -----------    ------------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued                           3,200,702      4,259,948     8,616,924       9,729,749
   Proceeds from dividends reinvested                       16,735         36,963       104,434         151,813
   Cost of shares redeemed                             (24,256,908)   (13,967,109)   (6,302,240)    (12,241,659)
                                                      ------------   ------------   -----------    ------------
Change in net assets from capital transactions         (21,039,471)    (9,670,198)    2,419,118      (2,360,097)
                                                      ------------   ------------   -----------    ------------
Change in net assets                                   (22,465,037)   (12,476,064)    6,290,642        (861,453)
                                                      ------------   ------------   -----------    ------------
NET ASSETS:
   Beginning of year                                    72,010,885     84,486,949    27,226,981      28,088,434
                                                      ------------   ------------   -----------    ------------
   End of year                                        $ 49,545,848   $ 72,010,885   $33,517,623    $ 27,226,981
                                                      ============   ============   ===========    ============
Undistributed net investment income                              1             --         5,250           5,491
                                                      ============   ============   ===========    ============
SHARE TRANSACTIONS:
   Shares issued                                           325,477        422,440       657,036         814,205
   Shares reinvested                                         1,702          3,670         7,725          12,616
   Shares redeemed                                      (2,461,789)    (1,390,740)     (481,387)     (1,057,033)
                                                      ------------   ------------   -----------    ------------
Change in shares                                        (2,134,610)      (964,630)      183,374        (230,212)
                                                      ============   ============   ===========    ============

See Notes to Financial Statements.

ANNUAL REPORT
First Focus Funds(SM)

STATEMENTS OF CHANGES IN NET ASSETS

                                                            CORE EQUITY FUND         GROWTH OPPORTUNITIES FUND
                                                      ---------------------------   ---------------------------
                                                      FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                                          ENDED          ENDED          ENDED          ENDED
                                                        MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                                          2006           2005           2006           2005
                                                      ------------   ------------   ------------   ------------
OPERATIONS:
Net investment income (loss)                          $    905,309   $    974,379   $   (409,083)  $   (319,288)
Net realized gains on investment transactions            8,896,852      8,952,758     10,106,795      4,917,426
Change in unrealized appreciation/depreciation on
   investments                                           1,360,585      1,112,430      3,685,116      2,549,663
                                                      ------------   ------------   ------------   ------------
Change in net assets resulting from operations          11,162,746     11,039,567     13,382,828      7,147,801
                                                      ------------   ------------   ------------   ------------
DIVIDENDS TO SHAREHOLDERS:
   From net investment income                             (951,622)      (942,390)            --             --
   From net realized gains on investments               (8,070,175)    (3,862,128)    (7,915,754)            --
                                                      ------------   ------------   ------------   ------------
Change in net assets from dividends to shareholders     (9,021,797)    (4,804,518)    (7,915,754)            --
                                                      ------------   ------------   ------------   ------------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued                          14,907,293     10,170,033     14,371,350     16,670,269
   Proceeds from dividends reinvested                    4,527,047      2,214,613      4,347,191             --
   Cost of shares redeemed                             (26,051,462)   (27,501,719)   (32,345,446)   (19,346,411)
                                                      ------------   ------------   ------------   ------------
Change in net assets from capital transactions          (6,617,122)   (15,117,073)   (13,626,905)    (2,676,142)
                                                      ------------   ------------   ------------   ------------
Change in net assets                                    (4,476,173)    (8,882,024)    (8,159,831)     4,471,659
                                                      ------------   ------------   ------------   ------------
NET ASSETS:
   Beginning of year                                   105,863,564    114,745,588     78,370,642     73,898,983
                                                      ------------   ------------   ------------   ------------
   End of year                                        $101,387,391   $105,863,564   $ 70,210,811   $ 78,370,642
                                                      ============   ============   ============   ============
Undistributed net investment income                         10,177         56,487             --             --
                                                      ============   ============   ============   ============
SHARE TRANSACTIONS:
   Shares issued                                         1,441,420      1,017,106        929,369      1,182,421
   Shares reinvested                                       450,903        219,930        292,740             --
   Shares redeemed                                      (2,506,996)    (2,781,876)    (2,092,392)    (1,374,529)
                                                      ------------   ------------   ------------   ------------
Change in shares                                          (614,673)    (1,544,840)      (870,283)      (192,108)
                                                      ============   ============   ============   ============

See Notes to Financial Statements.

                                                        (FIRST FOCUS FUNDS LOGO)

STATEMENTS OF CHANGES IN NET ASSETS

                                                           SMALL COMPANY FUND        INTERNATIONAL EQUITY FUND
                                                      ---------------------------   ---------------------------
                                                      FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                                          ENDED          ENDED          ENDED          ENDED
                                                        MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                                          2006           2005           2006           2005
                                                      ------------   ------------   ------------   ------------
OPERATIONS:
Net investment income                                 $    126,513    $    55,241    $   333,790    $   161,344
Net realized gains on investment and foreign
   currency transactions                                 3,504,914        311,438      2,732,317      4,039,526
Change in unrealized appreciation/depreciation on
   investments and translation of assets and
   liabilities in foreign currencies                     4,509,232      1,063,331      8,552,500     (1,561,831)
                                                      ------------    -----------    -----------    -----------
Change in net assets resulting from operations           8,140,659      1,430,010     11,618,607      2,639,039
                                                      ------------    -----------    -----------    -----------
DIVIDENDS TO SHAREHOLDERS:
   From net investment income                             (129,526)       (52,428)      (290,952)       (72,679)
   From net realized gains on investments               (1,777,046)      (358,535)    (3,491,638)    (2,324,844)
                                                      ------------    -----------    -----------    -----------
Change in net assets from dividends to shareholders     (1,906,572)      (410,963)    (3,782,590)    (2,397,523)
                                                      ------------    -----------    -----------    -----------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued                           7,258,043     10,746,969     14,160,267     11,087,361
   Proceeds from dividends reinvested                    1,010,135        224,383      1,786,287      1,074,703
   Cost of shares redeemed                             (11,746,121)    (7,922,766)    (4,594,206)    (3,583,268)
                                                      ------------    -----------    -----------    -----------
Change in net assets from capital transactions          (3,477,943)     3,048,586     11,352,348      8,578,796
                                                      ------------    -----------    -----------    -----------
Change in net assets                                     2,756,144      4,067,633     19,188,365      8,820,312
                                                      ------------    -----------    -----------    -----------
NET ASSETS:
   Beginning of year                                    45,708,644     41,641,011     32,306,797     23,486,485
                                                      ------------    -----------    -----------    -----------
   End of year                                        $ 48,464,788    $45,708,644    $51,495,162    $32,306,797
                                                      ============    ===========    ===========    ===========
Undistributed net investment income                          5,494          8,508        130,660        123,437
                                                      ============    ===========    ===========    ===========
SHARE TRANSACTIONS:
   Shares issued                                           396,392        629,961      1,162,746      1,020,939
   Shares reinvested                                        54,130         12,603        149,106         97,349
   Shares redeemed                                        (643,002)      (459,963)      (376,923)      (325,465)
                                                      ------------    -----------    -----------    -----------
Change in shares                                          (192,480)       182,601        934,929        792,823
                                                      ============    ===========    ===========    ===========

See Notes to Financial Statements.

ANNUAL REPORT
First Focus Funds(SM)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING


                        Investment Activities
                     --------------------------
                                        Net               Dividends
                                     Realized       to Shareholders from:
                                        and       ------------------------
                                    Unrealized                     Net
                                       Gains                     Realized     Net
         Net Asset                  (Losses) on                  Gains on    Asset
           Value,        Net        Investments       Net      Investments   Value,
         Beginning   Investment     and Foreign   Investment   and Foreign   End of
         of Period     Income         Currency      Income       Currency    Period
         ---------   ----------     -----------   ----------   -----------   ------
SHORT-INTERMEDIATE BOND FUND
For the Year Ended March 31,
2006       $ 9.58       $0.27         $(0.09)       $(0.41)      $   --      $ 9.35
2005        10.09        0.30          (0.40)        (0.41)          --        9.58
2004        10.13        0.35           0.07         (0.46)          --       10.09
2003         9.59        0.39           0.63         (0.48)          --       10.13
2002        10.01        0.52          (0.39)        (0.53)       (0.02)       9.59
INCOME FUND
For the Year Ended March 31,
2006       $ 9.79       $0.35         $(0.21)       $(0.41)      $   --      $ 9.52
2005        10.19        0.33          (0.32)        (0.41)          --        9.79
2004        10.27        0.35           0.07         (0.45)       (0.05)      10.19
2003         9.81        0.55           0.49         (0.57)       (0.01)      10.27
2002        10.00        0.61          (0.15)        (0.61)       (0.04)       9.81
NEBRASKA TAX-FREE FUND
For the Year Ended March 31,
2006       $ 9.90       $0.33         $(0.16)       $(0.33)      $(0.10)     $ 9.64
2005        10.25        0.34          (0.25)        (0.34)       (0.10)       9.90
2004        10.22        0.36           0.07         (0.36)       (0.04)      10.25
2003         9.81        0.38           0.50         (0.38)       (0.09)      10.22
2002        10.02        0.40          (0.13)        (0.40)       (0.08)       9.81
BALANCED FUND
For the Year Ended March 31,
2006       $12.45       $0.05         $ 1.69        $(0.05)      $   --      $14.14
2005        11.62        0.08           0.83         (0.08)          --       12.45
2004         9.02        0.08           2.60         (0.08)          --       11.62
2003         9.95        0.10          (0.92)        (0.11)          --        9.02
2002         9.75        0.21           0.19         (0.20)          --        9.95


                                          Ratios/Supplemental Data
                       -------------------------------------------------------------
                                                     Net
                          Net      Expenses      Investment     Expenses
                        Assets,       to          Income to        to
                        End of      Average        Average       Average
           Total        Period        Net            Net           Net     Portfolio
         Return(a)      (000's)   Assets (b)     Assets (b)      Assets*    Turnover
         ---------     --------   ----------     ----------     --------   ---------
SHORT-INTERMEDIATE BOND FUND
For the Year Ended March 31,
2006        1.95%      $ 60,992      0.84%          3.11%         0.98%        41%
2005       (0.94)        67,666      0.87           2.92          1.01         73
2004        4.25         66,563      0.75           3.14          0.98         74
2003       10.87         56,064      0.76           4.06          1.04         70
2002        1.26         47,520      0.75           5.23          1.03        118
INCOME FUND
For the Year Ended March 31,
2006        1.38%      $ 54,045      1.02%          3.70%         1.09%        85%
2005        0.13         67,645      1.04           3.60          1.11         52
2004        4.25         95,321      0.89           3.27          1.08        103
2003       10.79         75,111      0.89           4.47          1.14         82
2002        4.65         64,047      0.81           4.83          1.08         85
NEBRASKA TAX-FREE FUND
For the Year Ended March 31,
2006        1.72%      $ 49,546      0.96%          3.38%         1.15%         8%
2005        0.88         72,011      1.00           3.41          1.19          5
2004        4.31         84,487      0.90           3.54          1.15          9
2003        9.03         95,181      0.90           3.71          1.18         12
2002        2.79        100,111      0.86           3.92          1.14         50
BALANCED FUND
For the Year Ended March 31,
2006       13.96%      $ 33,518      1.35%          0.35%         1.35%        44%
2005        7.83         27,227      0.99           0.62          1.38         72
2004       29.80         28,088      1.07           0.81          1.33         74
2003       (8.19)        13,484      1.35           1.16          1.53         57
2002        4.10         14,639      1.25           2.09          1.54         85

See Notes to Financial Statements.

                                                        (FIRST FOCUS FUNDS LOGO)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING


                        Investment Activities
                     --------------------------
                                        Net               Dividends
                                     Realized        to Shareholders from:
                                        and        ------------------------
                                    Unrealized                     Net
                                       Gains                     Realized      Net
         Net Asset       Net        (Losses) on                  Gains on     Asset
           Value,    Investment     Investments       Net      Investments   Value,
         Beginning     Income       and Foreign   Investment   and Foreign   End of
         of Period     (Loss)        Currency       Income       Currency    Period
         ---------   ----------     -----------   ----------   -----------   ------
CORE EQUITY FUND
For the Year Ended March 31,
2006       $10.26      $ 0.09         $ 1.04        $(0.10)      $(0.84)     $10.45
2005         9.67        0.09           0.96         (0.09)       (0.37)      10.26
2004         7.51        0.09           2.16         (0.09)          --        9.67
2003         9.89        0.09          (2.32)        (0.09)       (0.06)       7.51
2002         9.51        0.12           0.50         (0.11)       (0.13)       9.89
GROWTH OPPORTUNITIES FUND
For the Year Ended March 31,
2006       $15.00      $(0.09)        $ 2.95        $   --       $(1.74)     $16.12
2005        13.64       (0.06)          1.42            --           --       15.00
2004         9.53       (0.05)          4.16            --+          --       13.64
2003        12.10       (0.04)         (2.53)           --           --        9.53
2002        11.22        0.06           0.90         (0.08)          --       12.10
SMALL COMPANY FUND
For the Year Ended March 31,
2006       $17.54      $ 0.05         $ 3.27        $(0.05)      $(0.73)     $20.08
2005        17.18        0.02           0.50         (0.02)       (0.14)      17.54
2004        12.38        0.07           4.80         (0.07)          --       17.18
2003        14.79        0.07          (2.41)        (0.07)          --       12.38
2002        12.26        0.10           2.68         (0.10)       (0.15)      14.79
INTERNATIONAL EQUITY FUND
For the Year Ended March 31,
2006       $11.20      $ 0.09         $ 3.36        $(0.09)      $(1.08)     $13.48
2005        11.23        0.05           0.83         (0.03)       (0.88)      11.20
2004         7.44        0.06           3.77         (0.04)          --       11.23
2003(c)     10.00        0.03(d)       (2.59)           --           --        7.44


                                          Ratios/Supplemental Data
                       -------------------------------------------------------------
                                                    Net
                                                 Investment
                          Net      Expenses        Income       Expenses
                        Assets,       to          (Loss) to        to
                        End of      Average        Average       Average
           Total        Period        Net            Net           Net     Portfolio
         Return(a)      (000's)   Assets (b)     Assets (b)      Assets*    Turnover
         ---------     --------   ----------     ----------     --------   ---------
CORE EQUITY FUND
For the Year Ended March 31,
2006       11.43%      $101,387      1.20%          0.88%         1.20%        18%
2005       11.00        105,864      1.23           0.90          1.23         11
2004       30.11        114,746      1.11           1.05          1.19         10
2003      (22.64)        95,000      1.12           1.08          1.25         13
2002        6.64        132,295      1.03           1.09          1.20         16
GROWTH OPPORTUNITIES FUND
For the Year Ended March 31,
2006       20.03%      $ 70,211      1.24%         (0.56%)        1.24%        28%
2005        9.97         78,371      0.99          (0.42)         1.25         47
2004       43.14         73,899      1.01          (0.44)         1.10         55
2003      (21.24)        45,622      1.08          (0.43)         1.26         62
2002        8.58         53,558      0.99           0.47          1.26         83
SMALL COMPANY FUND
For the Year Ended March 31,
2006       19.29%      $ 48,465      1.36%          0.28%         1.36%        15%
2005        3.00         45,709      1.39           0.13          1.39          6
2004       39.47         41,641      1.12           0.47          1.38         15
2003      (15.81)        26,478      1.20           0.60          1.63         11
2002       22.95         22,532      1.21           0.73          1.64         27
INTERNATIONAL EQUITY FUND
For the Year Ended March 31,
2006       32.12%      $ 51,495      1.51%          0.85%         1.61%        51%
2005        7.96         32,307      1.59           0.59          1.69        145
2004       51.48         23,486      1.51           0.58          1.66        103
2003(c)   (25.60)(e)     11,496      1.61(e)        0.52(e)       2.21         37

* Ratios excluding waivers and expenses paid indirectly. Voluntary waivers may be stopped at any time.

+    Value is less than $.005.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Commenced operations on May 30, 2002.

(d)  Per share data calculated using average share method.

(e) Net voluntary waivers from the administrator. Excluding the voluntary waivers from the administrator, the total return, ratio of expenses including waivers and ratio of net investment income would have been (26.05)%, 2.01% and .12% respectively.

See Notes to Financial Statements.

ANNUAL REPORT
First Focus Funds(SM)

NOTES TO FINANCIAL STATEMENTS
March 31, 2006

1. Organization

First Focus Funds, Inc. (the "Company") was organized in October, 1994 as a Nebraska corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company issuing its shares in series. The Company consists of 8 series, the Short-Intermediate Bond Fund, the Income Fund, the Nebraska Tax-Free Fund, the Balanced Fund, the Core Equity Fund, the Growth Opportunities Fund, the Small Company Fund and the International Equity Fund (individually referred to as the "Fund" and collectively as the "Funds"). Each series represents a distinct portfolio with its own investment objectives and policies. Effective March 30, 2006 the Colorado Tax-Free Fund ceased operations.

The Company is authorized to issue a total of 1,000,000,000 shares. All Funds presently offer Institutional Class shares without a sales charge.

Under the Funds' organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with its vendors and others that provide general indemnification. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund. However, based on experience, the Funds expect the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation

The net asset value per share of each Fund is determined once on each business day as of the close of the New York Stock Exchange, which is normally 4 p.m. Eastern Time. Each Fund's net asset value per share is calculated by adding the value of all securities and other assets of the Fund, subtracting its liabilities and dividing the result by the number of its outstanding shares. In valuing a Fund's assets for calculating the net asset value, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including traded over-the-counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they traded on valuation date, or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Debt securities (other than short-term investments) are valued at prices furnished by a pricing service and are subject to review and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Each Fund's respective investment adviser, FNB Fund Advisors ("FNB") or Tributary Capital Management ("Tributary"), collectively, the "Advisors", both divisions of First National Bank of Omaha ("First National"), is responsible for this review and determination process. Short-term obligations (maturing within 60 days) may be valued on an amortized cost basis. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Fair Value Committee pursuant to procedures established by the Board of Directors. Factors used in determining fair value include but are not limited to type of security or asset, fundamental analytical data relating to the investment, evaluation of the forces that influence the market in which the security is purchased and sold, and information as to any transactions or offers with respect to the security. Fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the International Equity Fund net asset value is calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Directors. Management identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the International Equity Fund may use a systematic valuation model provided by an independent third party to fair value their international equity securities.

Securities Transactions and Investment Income

Securities transactions are recorded no later than one business day after trade date. However, for financial reporting purposes, security transactions are reported on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities, and on foreign currency transactions, are determined by comparing the identified cost of the security lot sold with the net sale proceeds.

Risk Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those securities.

Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation's interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Foreign Currency Translation

The books and records of the International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(I) fair value of investment securities, other assets and liabilities at the current rate of exchange

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The Fund reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for U.S. Federal income tax purposes.

Dividends and interest from non-U.S. sources received by a Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 28%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Fund intends to

                                                        (FIRST FOCUS FUNDS LOGO)

MARCH 31, 2006

undertake any procedural steps required to claim benefits of such treaties. If the value of more than 50% of a Fund's total assets at the close of any taxable year consists of stock or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

Federal Income Taxes

It is each Fund's of policy to continue to comply with the requirements the Internal Revenue Code under Sub Chapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Expenses Paid Indirectly

Some funds direct certain portfolio trades to brokers who pay a portion of their expenses. Under this arrangement, the following Funds had expenses reduced by the amounts shown below. The effect on the Fund's expense ratios, as a percentage of the average net assets of the Fund on an annualized basis, for the year ended March 31, 2006 is as follows:

                             Amount   Ratio
                            -------   -----
Balanced Fund               $ 3,226    0.01%
Growth Opportunities Fund    16,410    0.02%

Loans of Portfolio Securities

The Funds may lend their securities pursuant to a securities lending agreement ("Lending Agreement") with State Street Bank ("SSB"). Each Fund will limit its securities lending activity to 33 1/3% of its total assets. Securities loans made pursuant to the Lending Agreement must maintain loan collateral with SSB at all times in an amount equal to at least 100% of the current market value of the loaned securities in the form of cash or U.S. Government obligations, to secure the return of the loaned securities. Initial value of loan collateral shall be no less than 102% of the market value of the loaned securities plus the accrued interest on debt securities. SSB shall, in accordance with SSB's reasonable customary practices, mark Loaned Securities and Collateral to their Market Value each business day based upon the Market Value of the Collateral and the Loaned Securities at the close of business employing the most recently available pricing information and receive and deliver Collateral in order to maintain the value of the Collateral at no less than 100% of the Market Value of the Loaned Securities. Cash collateral received is invested by SSB pursuant to the terms of the Lending Agreement. According to the terms of the lending agreement, each Fund retains 70% of the income generated from the lending of its securities, of which 30% was allocated to First National Bank ("First National") for the period April 1, 2005 to June 30, 2005, and SSB retains 30% of the respective securities lending income. For the period July 1 through March 31, 2006, First National received a flat fee of $3,200 per month for its security lending services as custodian. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. To the extent a loan is secured by non-cash collateral, the borrower is required to pay a loan premium. Non-cash collateral received can not be sold or re-pledged. Net income earned on the investment of cash collateral and loan premiums received on non-cash collateral are allocated between SSB and the Funds in accordance with the Lending Agreement.

In the event of bankruptcy of the borrower, realization/retention of the collateral may be subject to legal proceedings.

The value of loaned securities and related collateral outstanding at March 31, 2006 was as follows:

                                 VALUE OF      VALUE OF      INCOME RECEIVED
                                   CASH       SECURITIES       BY FNB FROM
FUND                            COLLATERAL      LOANED     SECURITIES LENDING
----                           -----------   -----------   ------------------
Short-Intermediate Bond Fund   $12,602,401   $12,354,784         $ 7,682
Income Fund                      3,705,850     3,629,918           3,168
Balanced Fund                    9,083,313     8,889,231           6,805
Core Equity Fund                 5,162,063     5,037,662           1,620
Growth Opportunities Fund       12,832,977    12,553,723          14,281
Small Company Fund               7,971,115     7,777,389           4,160

Cash collateral received for securities on loan was invested in the Securities Lending Quality Trust, an unregistered New Hampshire Trust (the "Trust"). The Trust is a pool of assets comprised of certificates of deposit, asset-backed securities, corporate bonds, bank notes, repurchase agreements, commercial paper, U.S. Government Agencies, deposit notes, time deposits and asset-backed commercial paper. The value of the investment in the Securities Lending Quality Trust at March 31, 2006 was as follows:

FUND                            FAIR VALUE
----                           -----------
Short-Intermediate Bond Fund   $12,354,784
Income Fund                      3,629,918
Balanced Fund                    8,889,231
Core Equity Fund                 5,037,662
Growth Opportunities Fund       12,553,723
Small Company Fund               7,777,389

Allocation of Expenses

Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund of the Company are allocated among the respective Funds based upon relative net assets or some other reasonable method.

Distributions to Shareholders

The Short-Intermediate Bond, Income, and Nebraska Tax-Free Funds declare dividends of net investment income daily and pay them monthly. The Core Equity and Small Company Funds declare and pay monthly, the Balanced Fund declares and pays quarterly and the Growth Opportunities and International Equity Funds declare and pay annually. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions from net income may differ significantly from book income due to certain tax elections made by the Funds.

3. Related Party Transactions

The Funds have agreements with the respective Advisors to furnish investment advisory services to the Funds. Under the terms of these agreements, the Funds pay a monthly fee at the annual rate of the following percentages on average daily net assets: to FNB, 0.50% for the Short-Intermediate Bond Fund, 0.60% for the Income Fund, 0.70% for the Nebraska Tax-Free Fund, 0.75% for the Core Equity Fund, 0.85% for the Small Company Fund and 1.00% for the International Equity Fund; and to Tributary 0.75% for the Balanced and Growth Opportunities Funds. Effective April 21, 2005 the Balanced Fund changed investment advisors, from FNB to Tributary.

ANNUAL REPORT
First Focus Funds(SM)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2006

KBC Asset Management International Ltd. ("KBCAM"), a subsidiary of KBCAM Limited, serves as the investment sub-advisor to the International Equity Fund. Under the terms of this agreement, FNB pays to KBCAM a monthly fee of 0.50% of the average daily net assets of the International Equity Fund.

First National serves as custodian for each of the Funds, with the exception of the International Equity Fund, for which The Northern Trust Company acts as custodian. First National, as custodian, receives compensation from each of the Funds for such services in an amount equal to a fee, computed daily and payable monthly, at an annual rate of 0.03% of each Fund's average daily net assets. In addition, First National received $37,716 related to securities lending activities performed on behalf of the Funds. The securities lending income, on the Statements of Operations, is listed net of these amounts. The Northern Trust Company receives as compensation from the International Equity Fund a fee, computed daily and paid monthly, at an annual rate of 0.065% of the Fund's average daily net assets, subject to a minimum fee of $15,000 annually.

First National also serves as the Fund's Transfer Agent. They receive a transaction-based fee in addition to some out of pocket compensation from each of the Funds for their services. DST Systems, Inc., is the sub-transfer agent, whose functions include disbursing dividends and other distributions.

BISYS Fund Services Ohio, Inc. ("BISYS") acts as Administrator for each of the Funds. As compensation for its administrative and accounting services, the Administrator is entitled to a fee, computed daily and payable monthly, at an annual rate of 0.15% of the Company's average daily net assets for the first $600,000,000, 0.13% for $600,000,000 to $800,000,000, and 0.11% over
$800,000,000 subject to an aggregate minimum fee of $240,000 for all Funds.

Under a Compliance Services Agreement between the Funds and BISYS (the "Agreement"), BISYS makes an employee available to serve as the Funds' Treasurer, AML Compliance Officer, and Chief Compliance Officer (the "CCO"). Under the Agreement, BISYS also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the Agreement, the Funds paid BISYS $75,000 for the period ended March 31, 2006, plus certain out of pocket expenses. BISYS pays the salary and other compensation earned by any such individuals as employees of BISYS.

The Advisors, sub-advisor and the Administrator may periodically volunteer to reduce all or a portion of their fees with respect to one or more Funds. These voluntary waivers may be terminated at any time. The Advisors, sub-advisor and the Administrator may not seek reimbursement of such voluntarily reduced fees at a later date. The reduction of such fees will cause the yield and total return of that Fund to be higher than it would be in the absence of such reductions. These waivers are not subject to recoupment in subsequent fiscal periods.

BISYS Fund Services Limited Partnership (the "Distributor") acts as Distributor for each of the Funds pursuant to a Distribution Agreement with the Company.

The Company has adopted an Administrative Services Plan, which allows the Funds to charge a shareholder services fee, for the Institutional Class pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, that may include the Advisors, their correspondent and affiliated banks and the Administrator (each a "Service Organization"). Such Service Organizations agree to provide certain administerial, recordkeeping and/or administrative support services for their customers or account holders who are the beneficial or record owner of the shares of that Fund. Effective November 1, 1996, the Company entered into an agreement under the Administrative Services Plan with FNB at an annual rate of 0.10% of the average daily net assets serviced for each of the Funds. This amount is shown on the Statements of Operations as Shareholder service fees.

4. Investment Transactions

Fund's The aggregate purchases and sales of securities, excluding U.S. Government securities and short-term investments, for the period ended March 31, 2006 were as follows:

                                PURCHASES       SALES
                               -----------   -----------
Short-Intermediate Bond Fund   $17,717,796   $15,593,733
Income Fund                     32,580,547    41,284,381
Nebraska Tax-Free Fund           4,799,943    25,457,576
Balanced Fund                   11,175,751     9,496,261
Core Equity Fund                17,896,420    31,914,618
Growth Opportunities Fund       20,070,497    38,894,867
Small Company Fund               6,745,623    11,644,093
International Equity Fund       27,854,530    19,919,245

The aggregate purchases and sales of long-term U.S. Government securities for the period ended March 31, 2006 were as follows:

                                PURCHASES       SALES
                               -----------   -----------
Short-Intermediate Bond Fund   $ 7,579,605   $16,838,404
Income Fund                     17,452,025    19,223,144
Balanced                         2,488,086     3,197,539

5. Capital Share Transactions

The Company is authorized to issue a total of 1,000,000,000 shares of common stock in each series with a par value of $0.00001 per share. The Board of Directors is empowered to issue other series of the Company's shares without shareholder approval.

6. Federal Income Tax Information

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with the Federal Tax regulations and may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent and they are charged or credited to paid in capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

To the extent these differences are permanent in nature (i.e. reclass of market discounts and premiums on bonds, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment: temporary differences do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as returns of capital.

                                                        (FIRST FOCUS FUNDS LOGO)

MARCH 31, 2006

As of March 31, 2006, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments to capital:

                                                                   UNDISTRIBUTED NET REALIZED GAINS/
                                UNDISTRIBUTED (DISTRIBUTIONS IN   (LOSSES) ON INVESTMENTS AND FOREIGN
                               EXCESS OF) NET INVESTMENT INCOME          CURRENCY TRANSACTIONS
                               --------------------------------   -----------------------------------
Short-Intermediate Bond Fund               $681,656                            $(681,656)
Income Fund                                 538,670                             (538,673)
Nebraska Tax-Free Fund                            1                                   --
Balanced Fund                                    --                                   (1)
Core Equity Fund                                  3                                   (5)
Growth Opportunities Fund                   409,083                             (409,080)
Small Company Fund                               (1)                                   4
International Equity Fund                   (35,615)                              35,616

As of March 31, 2006, the components of Accumulated Earning (Deficit) on a tax basis were as follows:

                                                                                           ACCUMULATED                     TOTAL
                      UNDISTRIBUTED  UNDISTRIBUTED  UNDISTRIBUTED                          CAPITAL AND    UNREALIZED     ACCUMULATED
                        TAX-EXEMPT      ORDINARY      LONG-TERM    ACCUMULATED  DIVIDENDS     OTHER      APPRECIATION/    EARNINGS/
                          INCOME         INCOME     CAPITAL GAINS    EARNINGS    PAYABLE      LOSSES    (DEPRECIATION)    (DEFICIT)
                      -------------  -------------  -------------  -----------  ---------  -----------  --------------  ------------
Short-Intermediate
   Bond Fund             $     --      $  181,802     $       --    $  181,802  $(173,129) $(2,122,442)  $(2,143,361)   $(4,257,130)
Income Fund                    --         126,770             --       126,770   (103,358)  (2,178,526)     (839,061)    (2,994,175)
Nebraska Tax-Free
   Fund                   148,637             914        230,240       379,791   (148,636)          --       789,908      1,021,063
Balanced Fund                  --           5,250             --         5,250         --     (308,031)    7,825,867      7,523,086
Core Equity Fund               --          24,202      4,656,983     4,681,185         --           --    32,459,958     37,141,143
Growth Opportunities
   Fund                        --         833,857      3,975,423     4,809,280         --           --    26,662,804     31,472,084
Small Company Fund             --         278,527      1,712,881     1,991,408         --           --    14,868,166     16,859,574
International Equity
   Fund                        --       1,478,766        728,608     2,207,374         --      (10,552)   10,678,137     12,874,959

The tax character of dividends and distributions paid during the years ended March 31, 2006 and 2005 were as follows:

                                    DISTRIBUTIONS PAID FROM
                       -------------------------------------------------
                                                      NET LONG TERM               TAX-EXEMPT           TOTAL DISTRIBUTIONS
                           ORDINARY INCOME            CAPITAL GAINS              DISTRIBUTIONS                PAID*
                       -----------------------   -----------------------   -----------------------   -----------------------
                          2006         2005         2006         2005         2006         2005         2006         2005
                       ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Short-Intermediate
   Bond Fund           $2,869,908   $2,832,320   $       --   $       --   $       --   $       --   $2,869,908   $2,832,320
Income Fund             2,651,736    3,347,360           --           --           --           --    2,651,736    3,347,360
Nebraska Tax-Free
   Fund                    11,662       13,719      555,524      691,322    2,131,894    2,624,204    2,699,080    3,329,245
Balanced Fund             105,322      155,115           --           --           --           --      105,322      155,115
Core Equity Fund        1,290,040      942,390    7,731,757    3,862,128           --           --    9,021,797    4,804,518
Growth Opportunities
   Fund                        --           --    7,915,754           --           --           --    7,915,754           --
Small Company Fund        343,893       52,428    1,562,679      358,535           --           --    1,906,572      410,963
International Equity
   Fund                 2,606,629      711,738    1,175,961    1,685,785           --           --    3,782,590    2,397,523

* Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

ANNUAL REPORT
First Focus Funds(SM)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2006

Under certain tax law, certain capital losses realized after October 31, and within the taxable year may be deferred and treated as occurring on the first business day of the following year. For the period ended March 31, 2006 the Funds deferred to April 1, 2006 post October capital losses of:

                               POST-OCTOBER LOSSES
                               -------------------
Short-Intermediate Bond Fund         $604,508
Income Fund                           674,681
International Equity Fund              10,552

As of March 31, 2006, the following Funds had net capital loss carryforwards, which are available to offset future realized gains throughout the indicated expiration dates. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

                                 2010       2011       2012       2013       2014        TOTAL
                               --------   --------   --------   --------   --------   ----------
Short-Intermediate Bond Fund   $     --   $449,594   $     --   $324,830   $743,510   $1,517,934
Income Fund                     316,978         --    140,465    232,436    813,966   $1,503,845
Balanced Fund                        --    308,031         --         --              $  308,031

7. Concentration of Credit Risk

The Nebraska Tax-Free Fund concentrates its investments in a single state and therefore have more credit risk related to the economic conditions of that state than a Fund with broader geographical diversification.

The International Equity Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments, lack of liquidity, low market capitalizations, foreign currency fluctuations, and the level of governmental supervision and regulation of securities markets in the respective countries.

8. Susequent Event

On February 14, 2006 the board approved a resolution to increase the shareholder servicing fee by 0.15% of each fund's average daily net assets. In addition, the adviser has indicated its intent to voluntarily increase the expense waiver by 0.15% of each fund's average daily net assets. Assuming the adviser increases the waiver, there will be no impact to the net expense ratios of the Funds as a result of these changes. These changes are expected to go into effect June 1, 2006.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of First Focus Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of First Focus Funds, Inc. - Short-Intermediate Bond Fund, Income Fund, Nebraska Tax-Free Fund, Balanced Fund, Core Equity Fund, Growth Opportunities Fund, Small Company Fund, and International Equity Fund (the Funds), including the schedules of portfolio investments, as of March 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an option on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
May 22, 2006

ANNUAL REPORT
First Focus Funds(SM)

ADDITIONAL FUND INFORMATION (UNAUDITED)
MARCH 31, 2006

Proxy Voting Policy

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available (i) without charge, upon request, by calling 800-662-4203 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

Quarterly Holdings

Portfolio holdings statements for the Funds for the quarters ended December 31 and June 30, are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov.

Other Federal Income Tax Information

For the year ended March 31, 2006, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2006 Form 1099-DIV.

For the year ended March 31, 2006, the following Funds paid qualified dividend income of:

                            QUALIFIED DIVIDEND INCOME
                            -------------------------
Core Equity Fund                    1,662,672
Growth Opportunities Fund             348,581
Small Company Fund                    440,749
International Equity Fund             874,334

The International Equity Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax per outstanding share on March 31, 2006 are as follows:

                            FOREIGN SOURCE INCOME   FOREIGN TAX EXPENSE
                            ---------------------   -------------------
International Equity Fund           $0.08                  $0.02

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2005. These shareholders will receive more detailed information along with their 2006 Form 1099-DIV.

The Funds designates the following percentage of distributions eligible for the dividends received deduction for corporations:

                     AMOUNT
                     ------
Balanced Fund          1.66%
Core Equity Fund     100.00%
Small Company Fund    85.03%

                                                        (FIRST FOCUS FUNDS LOGO)

MARCH 31, 2006

Table of Shareholder Expenses

As a shareholder of the First Focus Funds, you incur ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the First Focus Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2005 through March 31, 2006.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                 BEGINNING         ENDING         EXPENSE PAID       EXPENSE RATIO
                               ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD*     DURING PERIOD**
                                  10/1/05         3/31/06      10/1/05 - 3/31/06   10/1/05 - 3/31/06
                               -------------   -------------   -----------------   -----------------
Short-Intermediate Bond Fund     $1,000.00       $1,006.20           $4.10               0.82%
Income Fund                       1,000.00          998.50            4.98               1.00%
Nebrask Tax-Free Fund             1,000.00        1,002.30            4.64               0.93%
Balanced Fund                     1,000.00        1,076.60            6.99               1.35%
Core Equity Fund                  1,000.00        1,074.80            6.16               1.19%
Growth Opportunities Fund         1,000.00        1,125.30            6.57               1.24%
Small Company Fund                1,000.00        1,112.10            7.16               1.36%
International Equity Fund         1,000.00        1,187.60            8.29               1.52%

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each of the First Focus Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                 BEGINNING         ENDING         EXPENSE PAID       EXPENSE RATIO
                               ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD*     DURING PERIOD**
                                  10/1/05         3/31/06      10/1/05 - 3/31/06   10/1/05 - 3/31/06
                               -------------   -------------   -----------------   -----------------
Short-Intermediate Bond Fund     $1,000.00       $1,020.84           $4.13               0.82%
Income Fund                       1,000.00        1,019.95            5.04               1.00%
Nebrask Tax-Free Fund             1,000.00        1,020.29            4.68               0.93%
Balanced Fund                     1,000.00        1,018.20            6.79               1.35%
Core Equity Fund                  1,000.00        1,019.00            5.99               1.19%
Growth Opportunities Fund         1,000.00        1,018.75            6.24               1.24%
Small Company Fund                1,000.00        1,018.15            6.84               1.36%
International Equity Fund         1,000.00        1,017.35            7.64               1.52%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**   Annualized.

ANNUAL REPORT
First Focus Funds(SM)

DIRECTORS AND OFFICERS
MARCH 31, 2006

                           POSITION(S) HELD   LENGTH OF TIME
NAME, ADDRESS, AND AGE     WITH THE COMPANY       SERVED       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------     ----------------   --------------   -------------------------------------------
INTERESTED DIRECTORS*
Julie Den Herder           Director           Since 2004       Vice President and Director of Shared
1620 Dodge Street                                              Financial Services, First National Bank
Omaha, NE 68102                                                of Omaha, since November 2001; Director
Age: 45                                                        of Shared Services, Interpublic Group,
                                                               July 1999 to November 2001. No other
                                                               directorships.

INDEPENDENT DIRECTORS
Robert A. Reed             Director           Since 1994       President and Chief Executive Officer,
2600 Dodge Street                                              Physicians Mutual Insurance Company and
Omaha, NE 68131                                                Physicians Life Insurance Company
Age: 66                                                        (1974-present). No other directorships

Gary D. Parker             Director           Since 2004       Retired; President, Chief Executive
1620 Dodge St.                                                 Officer and Chairman, Lindsay
Omaha, NE 68102                                                Manufacturing Co., a publicly owned
Age: 61                                                        manufacturer of farm irrigation systems,
                                                               for more than five years. No other
                                                               directorships of public companies.

OTHER EXECUTIVE OFFICERS
Trent M. Statczar          Treasurer          Since October,   Vice President of Financial Services,
3435 Stelzer Road                             2003             BISYS Fund Services (1993 - present)
Columbus, OH 43219
Age: 35

Timothy J. Bresnahan       Secretary          Since February   Assistant Counsel, BISYS Fund Services
3435 Stelzer Road                             2005             (February 2005 - present); Associate,
Columbus, OH 43219                                             Greenberg Taurig, P.A. (March 2004 -
Age: 37                                                        February 2005); Legal Product
                                                               Specialist, Deutsche Bank Asset
                                                               Management (November 2003 - February
                                                               2004); Associate, Goodwin Proctor LLP
                                                               (September 2001 - February 2003); Law
                                                               Student (August 1999 - May 2001)

Alaina V. Metz             Assistant          Since October,   Vice President, Blue Sky Compliance,
3435 Stelzer Road                             2003             BISYS Fund Services (1995 - present)
Columbus, OH 43219
Age: 39
Secretary

* As defined in the 1940 Act. Ms. Den Herder is an interested Director because she is an officer of First National Bank of Omaha, the parent of FNB Fund Advisors, an investment advisor of the Fund.

                       This page intentionally left blank.

INVESTMENT ADVISER
   FNB Fund Advisers
   First National Bank
   1620 Dodge Street, Stop 1075
   Omaha, Nebraska 68197

   Tributary Capital Management
   First National Bank
   P.O. Box 555
   Fort Collins, Colorado 80522

INVESTMENT SUB-ADVISER
   (INTERNATIONAL EQUITY FUND ONLY)
   KBC Asset Management International Ltd.
   Joshua Dawson House
   Dawson Street
   Dublin 2, Ireland

CUSTODIAN
   First National Bank
   1620 Dodge Street, Stop 1075
   Omaha, Nebraska 68197

   The Northern Trust Company
   (International Equity Fund only)
   50 South LaSalle Street
   Chicago, Illinois 60675

ADMINISTRATOR & DISTRIBUTOR
   BISYS Fund Services
   3435 Stelzer Road
   Columbus, Ohio 43219

LEGAL COUNSEL
   Cline, Williams, Wright, Johnson & Oldfather, LLP
   1900 US Bank Building
   233 South 13th Street
   Lincoln, NE 68508-2095

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   KPMG LLP
   191 W. Nationwide Blvd., Suite 500
   Columbus, OH 43215

This report has been prepared for the general information of first focus Funds shareholders, it is not authorized for distribution to prospective investors unless accompanied or preceded by an effective First Focus Funds prospectus. The prospectus contains more complete information about First Focus Funds' investment objectives, management fees and expenses, risks and operating policies. Please read the prospectus carefully before investing or sending money.

FOR MORE INFORMATION
   call 1-800-662-4203
   or write to:
   First Focus Funds Service Center
   P.O. Box 219022
   Kansas City, Missouri 64121-9022

(FIRST FOCUS FUNDS LOGO)
Value. Stability. Service.

ITEM 2. CODE OF ETHICS.

     (a) The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

     (b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

3(a)(1) THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS NO AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

3(a)(2) NOT APPLICABLE.

3(a)(3) THE REGISTRANT'S BOARD OF TRUSTEES HAS DETERMINED THAT THE REGISTRANT DOES NOT HAVE AN "AUDIT COMMITTEE FINANCIAL EXPERT" (AS SUCH TERM HAS BEEN DEFINED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") IN REGULATIONS IMPLEMENTED SECTION 407 OF THE SARBANES-OXLEY ACT OF 2002 (THE "REGULATIONS")) SERVING ON ITS AUDIT COMMITTEE. THE REGISTRANT'S BOARD BELIEVES THAT, NOTWITHSTANDING THE ABSENCE OF ANY ONE PERSON MEETING ALL REQUIRED ELEMENTS OF THE DEFINITION OF "AUDIT COMMITTEE FINANCIAL EXPERT", THE REGISTRANT'S AUDIT COMMITTEE COLLECTIVELY POSSESSES THE KNOWLEDGE AND EXPERIENCE NECESSARY TO EXECUTE ALL OF THE AUDIT COMMITTEE'S FUNCTIONS, DUTIES AND POWERS. ALL MEMBERS OF THE REGISTRANT'S AUDIT COMMITTEE ARE "INDEPENDENT" (AS DEFINED BY THE REGULATIONS).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.]

[DESCRIBE THE NATURE OF THE FEES LISTED BELOW.]

                     CURRENT YEAR   PREVIOUS YEAR
                     ------------   -------------
Audit Fees              $88,000        $105,840
Audit-Related Fees       29,000          31,293
Tax Fees                 30,000          28,800
All Other Fees                0               0

[DISCLOSE THE AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES DESCRIBED IN PARAGRAPH (C)(7) OF RULE 2-01 OF REGULATION S-X.]

THE AUDIT COMMITTEE (THE "COMMITTEE") SHALL REVIEW, CONSIDER, AND PRE-APPROVE THE ENGAGEMENT OF ALL AUDITORS TO CERTIFY THE FUNDS' FINANCIAL STATEMENTS (AN "AUDIT ENGAGEMENT"). THE COMMITTEE MUST REPORT TO THE BOARD OF DIRECTORS OF THE FUNDS (THE "BOARD") REGARDING ITS APPROVAL OF ALL AUDIT ENGAGEMENTS.

FUND MANAGEMENT MAY REQUEST PRE-APPROVAL OF, AND THE COMMITTEE, OR A MEMBER OF THE COMMITTEE DESIGNATED BY THE COMMITTEE (A "DESIGNATED MEMBER"), MAY PRE-APPROVE PERMISSIBLE NON-AUDIT SERVICES (E.G. TAX, VALUATION, AND GENERAL ACCOUNTING SERVICES) TO THE FUNDS AND/OR TO THE FUNDS' INVESTMENT ADVISER AND TO AFFILIATES OF THE FUNDS' INVESTMENT ADVISER THAT PROVIDE ONGOING SERVICES TO THE FUNDS (THE "SERVICE AFFILIATES"), ON A PROJECT-BY-PROJECT BASIS. THE AUDIT COMMITTEE MUST, HOWEVER, PRE-APPROVE ANY ENGAGEMENT OF THE AUDITOR TO PROVIDE NON-AUDIT SERVICES TO ANY SERVICE AFFILIATE DURING THE PERIOD OF SUCHAUDITOR'S AUDIT ENGAGEMENT. ANY ACTION BY THE DESIGNATED MEMBER IN APPROVING A REQUESTED NON-AUDIT SERVICE SHALL BE PRESENTED FOR RATIFICATION BY THE AUDIT COMMITTEE NOT LATER THAN AT THE AUDIT COMMITTEE'S NEXT SCHEDULED MEETING.

[(E) IF ANY OF THE SERVICES WERE NOT PRE-APPROVED, BUT OTHERWISE APPROVED BY THE AUDIT COMMITTEE, DISCLOSE THE PERCENTAGE OF EACH CATGEGORY ABOVE.]

2005   0%
2006   0%

[(F) IF GREATER THAN 50 PERCENT, DISCLOSE THE PERCENTAGE OF HOURS EXPENDED ON THE PRINCIPAL ACCOUNTANT'S ENGAGEMENT TO AUDIT THE REGISTRANT'S FINANCIAL STATEMENTS FOR THE MOST RECENT FISCAL YEAR THAT WERE ATTRIBUTED TO WORK PERFORMED BY PERSONS OTHER THAN THE PRINCIPAL ACCOUNTANT'S FULL-TIME, PERMANENT EMPLOYEES.]

NOT APPLICABLE

[(G) DISCLOSE THE AGGREGATE NON-AUDIT FEES BILLED BY THE REGISTRANT'S ACCOUNTANT FOR SERVICES RENDERED TO THE REGISTRANT, AND RENDERED TO THE REGISTRANT'S INVESTMENT ADVISER (NOT INCLUDING ANY SUB-ADVISER WHOSE ROLE IS PRIMARILY PORTFOLIO MANAGEMENT AND IS SUBCONTRACTED WITH OR OVERSEEN BY ANOTHER INVESTMENT ADVISER), AND ANY ENTITY CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE ADVISER THAT PROVIDES ONGOING SERVICES TO THE REGISTRANT FOR EACH OF THE LAST TWO FISCAL YEARS OF THE REGISTRANT.]

2005   $246,800
2006   $ 59,000

[(H) DISCLOSE WHETHER THE REGISTRANT'S AUDIT COMMITTEE OF THE BOARD OF DIRECTORS HAS CONSIDERED WHETHER THE PROVISION OF NONAUDIT SERVICES THAT WERE RENDERED TO THE REGISTRANT'S INVESTMENT ADVISER (NOT INCLUDING ANY SUBADVISER WHOSE ROLE IS PRIMARILY PORTFOLIO MANAGEMENT AND IS SUBCONTRACTED WITH OR OVERSEEN BY ANOTHER INVESTMENT ADVISER), AND ANY ENTITY CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE INVESTMENT ADVISER THAT PROVIDES ONGOING SERVICES TO THE REGISTRANT THAT WERE NOT PRE-APPROVED PURSUANT TO PARAGRAPH (C)(7)(II) OF RULE 2-01 OF REGULATION S-X IS COMPATIBLE WITH MAINTAINING THE PRINCIPAL ACCOUNTANT'S INDEPENDENCE.]

YES, THE REGISTRANT'S AUDIT COMMITTEE OF THE BOARD OF DIRECTORS HAS CONSIDERED WHETHER THE PROVISION OF NONAUDIT SERVICES THAT WERE RENDERED TO THE REGISTRANT'S INVESTMENT ADVISER (NOT INCLUDING ANY SUBADVISER WHOSE ROLE IS PRIMARILY PORTFOLIO MANAGEMENT AND IS SUBCONTRACTED WITH OR OVERSEEN BY ANOTHER INVESTMENT ADVISER), AND ANY ENTITY CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE INVESTMENT ADVISER THAT PROVIDES ONGOING SERVICES TO THE REGISTRANT THAT WERE NOT PRE-APPROVED PURSUANT TO PARAGRAPH (C)(7)(II) OF RULE 2-01 OF REGULATION S-X IS COMPATIBLE WITH MAINTAINING THE PRINCIPAL ACCOUNTANT'S INDEPENDENCE.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 11. CONTROLS AND PROCEDURES.

(a)The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)

THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

(a)(2) CERTIFICATIONS PURSUANT TO RULE 30A-2(A) ARE ATTACHED HERETO.

(a)(3) NOT APPLICABLE.

(b) CERTIFICATIONS PURSUANT TO RULE 30A-2(B) ARE FURNISHED HEREWITH.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) First Focus Funds, Inc.


By (Signature and Title)* /s/ Trent Statczar
                          -------------------------------------
                          Trent Statczar, Treasurer

Date June 7, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Trent Statczar
                          -------------------------------------
                          Trent Statczar, Treasurer

Date June 7, 2006


By (Signature and Title)* /s/ Julie Den Herder
                          -------------------------------------
                          Julie Den Herder, President

Date June 7, 2006